As filed with the Securities and Exchange Commission on June 5, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101
(Address of principal executive offices) (Zip code)

John W. O’Halloran
601 Union Street, Suite 2801, Seattle, WA 98101
(Name and address of agent for service)

(800) 248-6314
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2009

Item 1. Reports to Stockholders.

RAINIER

RAINIER FUNDS *March 31, 2009*

Annual Report

Large Cap Equity Portfolio

Mid Cap Equity Portfolio

Small/Mid Cap Equity Portfolio

Balanced Portfolio

Intermediate Fixed Income Portfolio

RAINIER FUNDS March 31, 2009

Table of Contents

LETTER TO SHAREHOLDERS	3
COMMENTS FROM INVESTMENT ADVISOR	4
PORTFOLIO INVESTMENT RETURNS
Large Cap Equity Portfolio	6
Mid Cap Equity Portfolio	7
Small/Mid Cap Equity Portfolio	8
Balanced Portfolio	9
Intermediate Fixed Income Portfolio	10
FUND EXPENSES	12
SCHEDULES OF INVESTMENTS
Large Cap Equity Portfolio	14
Mid Cap Equity Portfolio	16
Small/Mid Cap Equity Portfolio	18
Balanced Portfolio	20
Intermediate Fixed Income Portfolio	23
STATEMENTS OF ASSETS AND LIABILITIES	26
STATEMENTS OF OPERATIONS	28
STATEMENTS OF CHANGES IN NET ASSETS	30
FINANCIAL HIGHLIGHTS.	33
NOTES TO FINANCIAL STATEMENTS	42
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
OTHER INFORMATION	49
DIRECTORY OF FUNDS’ SERVICE PROVIDERS	50
TRUSTEE AND OFFICER INFORMATION	51
GENERAL INFORMATION	52
INDEX DESCRIPTIONS	56

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

601 Union Street, Suite 2801 Seattle, WA 98101
TF. 800.248.6314 www.rainierfunds.com

P / 1

This page is intentionally left blank.

P / 2

Letter to Shareholders

Dear Shareholders,

As Chairman of Rainier Funds and a fellow shareholder, I’d like to express once again on behalf of the entire Rainier team our appreciation for your valued investment in one of the five Portfolios covered in this report. If you are one of the many new shareholders, welcome! This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2009. Also, you will see commentaries for each of the Portfolios, which cover the last 12 months, followed by investment total returns. This Report also contains financial statements detailing the expenses and holdings of the Portfolios. Finally, this Annual Report contains a report of the Independent Registered Public Accounting Firm written by Deloitte & Touche LLP.

The U.S. equity market tested 12-year lows toward the close of the fiscal year ending March 31, 2009 due to continued fears of tighter credit and a deteriorating economy. The Rainier Intermediate Fixed Income Portfolio was the only Portfolio showing positive results for the 12-month period, while each Portfolio holding equities declined substantially in value and lagged its respective benchmark.

On April 2, 2009, the Rainier Funds received the Lipper award for the 2009 Best Equity Small Fund Group for three-year, risk-adjusted performance among 169 Small Equity Fund Families for the period ended December 31, 2008. Our philosophy of investing in growth companies at prices that make sense remains unchanged, and we feel our process for consistently selecting high-quality names has proven to be successful over market cycles.

Thank you again for your confidence and investment in the Rainier Funds. We appreciate your continued support, loyalty and patience.

Sincerely,
John W. O’Halloran
Chairman
Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. Lipper determined the fund group awards by averaging Lipper’s three-year Consistent Return scores for all of the firm’s funds within the asset class, and the eligible group with the lowest average decile rank received the award. In case of a tie, the group with the lower average percentile rank received the award. Fund groups with at least three distinct equity portfolios that received Consistent Return scores as of Dec. 31, 2008, are eligible for a fund group award in the respective asset class. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Copyright 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without prior written consent of Lipper.

Quasar Distributors, LLC

P / 3

Comments from Investment Advisor

ABOUT THE ADVISOR:
The Investment Advisor to the Funds is Rainier Investment Management, Inc.® (Rainier) located in Seattle, Washington. Rainier manages $12.1 billion of discretionary assets for primarily institutional clients.

EQUITY COMMENTS
The U.S. equity market endured its worst results in many decades during the one-year period ending March 31, 2009. What was first viewed as a problem confined to subprime mortgages in the U. S. evolved into a full-blown solvency crisis for financial institutions around the world. Massive government intervention by central banks to prop up the system has unfolded—both in an effort to rescue the banks and to stimulate economic growth. While these efforts averted systemic failure in the fall of last year, the financial strength of the major banks has been weakened and will take time to be resolved. Moreover, the longer-term consequences of unprecedented government spending and intervention in the financial system is unclear.

We did not fully anticipate the severity of the economic downturn, and our performance was worse than the equity benchmarks we utilize. This was disappointing given the fact that we had good analytical insight into the problems in the financial sector and avoided almost all of the stocks that collapsed in that sector. We did not, however, expect the downturn to pull the entire market into a profound bear market.

As we write this annual comment, there are signs of stabilization in the equity markets. A strong rally—led by banking stocks—has occurred off the lows of early March. Credit markets appear to be stabilizing and even consumer confidence has ticked up. But the environment remains fragile. Although uncertainties abound, we are persuaded that the worst of the damage has been done and that the risk-reward equation is beginning to move in favor of equity investors. We reject comparisons to the Great Depression and believe that there are many underlying strengths to the U.S. economy. Asset bubbles have been deflated, leverage is being reduced and risk aversion has taken hold among investors. This is a much more favorable backdrop for equity investors. Stocks are not expensive, and stabilization followed by steady if unspectacular economic recovery in the second half of 2009 and into 2010 is the most likely scenario in our view.

P / 4

FIXED-INCOME COMMENTS
The fixed-income market over the past year can be characterized as one of extreme volatility and a flight-to-safety. The year started off on a good note with the market anticipating a positive economic impact from the $100 billion in tax rebates. Treasuries sold off and interest rates rose as fears of a systemic collapse of the financial system ebbed, post the Federal Reserve–orchestrated takeover of Bear Stearns by JP Morgan. The reprieve proved short lived as subprime mortgage valuations sank. Tighter lending standards led to accelerating foreclosures and deteriorating home prices. A crisis of confidence ensued as speculation intensified regarding banks’ and brokers’ subprime mortgage exposure. Bank and broker equity and fixed-income valuations plummeted, cutting off access to capital and leading to a global seize-up of interbank lending. All this culminated in the Treasury putting Fannie Mae and Freddie Mac into conservatorship and taking over AIG, Lehman Brothers filing bankruptcy, and Washington Mutual being seized by the Federal Deposit Insurance Corporation (FDIC). In this environment, Treasuries, agencies and agency mortgage-backed securities outperformed as investors sought the safety of government-backed securities. Since then, the U.S. government has been working desperately to prevent a collapse of the financial system and to restore confidence.

The government is pulling out all the stops to prevent a collapse of the financial system and a depression. The combination of the fiscal stimulus and the actions of the Treasury, Federal Reserve and FDIC should stabilize the economy and improve the availability of credit. Given the aggressive actions of the government, combined with valuations not seen since the Great Depression, we expect corporate bonds to outperform government-backed asset classes in the coming year.

Current and future portfolio holdings are subject to risk.

P / 5

PORTFOLIO INVESTMENT RETURNS

Large Cap Equity Portfolio

COMMENTARY:
The Large Cap Equity Portfolio lagged the S&P 500 Index®, primarily due to energy and materials stocks. While every sector declined, the declines in financial services and health-care stocks were not quite as severe as those sectors in the Index. Energy and materials stocks such as Transocean and McDermott International had been among the top performers in 2007, but reversed course when oil and gas prices plunged during the year. Among the few stocks that managed to post positive returns were Genentech, which rose prior to its eventual takeover by Roche, and Northern Trust, which proved to be a safe haven in the beleaguered bank industry. Teva Pharmaceuticals, the world’s largest generic drug company, was flat during the period and Gilead Sciences declined only modestly.

OBJECTIVE:
The Large Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of large-capitalization companies traded in the U.S.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

TOTAL RETURNS as of March 31, 2009
	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Large Cap Equity* - Original Shares	-40.22%	-12.21%	-3.05%	-1.24%	7.06%
Large Cap Equity* - Institutional Shares	-40.09	-11.98	-2.80	-1.06	7.19
S&P 500 Index	-38.10	-13.06	-4.77	-3.00	5.92
Russell 1000 Growth Index	-34.28	-11.28	-4.38	-5.26	4.91
Consumer Price Index	-0.38	2.11	2.57	2.57	2.49
Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.07% and for Institutional Shares is 0.82% as of 3/31/08.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the Institutional Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the Institutional Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.
The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. Current and future portfolio holdings are subject to risk.

See page 56 for index descriptions.

P / 6

PORTFOLIO INVESTMENT RETURNS

Mid Cap Equity Portfolio

COMMENTARY:
The Mid Cap Equity Portfolio declined more than the Russell Midcap® Index during the year. Ironically, the best relative performance came from financial stocks in the Portfolio, since they fell less than other financial companies in the Index and less than the market overall. Hardest hit were energy stocks such as Pioneer Natural Resources, Whiting Petroleum and Mariner Energy. Also under severe pressure were cyclical shares such as Bucyrus and Foster Wheeler. Included among only a handful of stocks to record gains were Annaly Capital, Crown Holdings and Northern Trust. The largest sector in the Portfolio is financial services, followed by consumer discretionary. We believe a recovery in these two sectors is likely in the coming quarters.

OBJECTIVE:
The Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of mid-capitalization companies traded in the U.S.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

TOTAL RETURNS as of March 31, 2009
	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Mid Cap Equity*- Original Shares	-43.13%	-11.58%	-	-	-7.66%
Mid Cap Equity*- Institutional Shares	-43.00	-11.35	-	-	-7.42
Russell Midcap Index	-40.81	-15.53	-	-	-12.76
Russell Midcap Growth Index	-39.58	-14.89	-	-	-12.20
Consumer Price Index	-0.38	2.11	-	-	2.40
Inception date 12/27/05

Gross Expense Ratio for Original Shares is 1.19% and for Institutional Shares is 0.94% as of 3/31/08.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. Current and future portfolio holdings are subject to risk.

See page 56 for index descriptions.

P / 7

PORTFOLIO INVESTMENT RETURNS

Small/Mid Cap Equity Portfolio

COMMENTARY:
The Small/Mid Cap Equity Portfolio lagged its primary benchmark, the Russell 2500® Index. The primary culprit was the sharp drop in energy stocks and cyclical companies tied to the downturn in the global economy. We also recorded disappointing results in the health-care sector. Energy stocks that fell included Pioneer Natural Resources and Carrizo Oil & Gas. Cyclical shares that hurt performance included Bucyrus and BE Aerospace. Annaly Capital, a mortgage REIT, was one of the few stocks to increase in value. Immucor, a medical diagnostic company, also increased in value. Similar to the Mid Cap Equity Portfolio, the largest sector in the Portfolio is financial services, followed by consumer discretionary and health care.

OBJECTIVE:
The Small/Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of small- and mid-capitalization companies traded in the U.S.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

TOTAL RETURNS as of March 31, 2009
	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Small/Mid Cap Equity*
Original Shares	-44.93%	-16.61%	-2.79%	3.75%	8.49%
Small/Mid Cap Equity*
Institutional Shares	-44.77	-16.39	-2.54	3.93	8.61
Russell 2500 Index	-38.23	-15.98	-4.45	3.33	6.75
Russell 2500 Growth Index	-38.14	-15.39	-4.46	0.24	4.31
Consumer Price Index	-0.38	2.11	2.57	2.57	2.49
Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.16% and for Institutional Shares is 0.91% as of 3/31/08.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the Institutional Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the Institutional Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.
The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. Current and future portfolio holdings are subject to risk.

See page 56 for index descriptions.

P / 8

PORTFOLIO INVESTMENT RETURNS

Balanced Portfolio

COMMENTARY:
The Balanced Portfolio declined 27.35% during the year—the worst one-year decline in the Portfolio’s history, but not nearly as sharp as all the equity funds. Bonds—especially U.S. Treasuries and mortgage-backed securities—were almost the only place to actually make money during this time period. Although the Portfolio only held about 10% in Treasuries and mortgage-backed securities at the end of March, their increase in value over the period was positive, helping to offset the declines elsewhere in the Portfolio. The equity holdings were identical to the Large Cap Equity Portfolio—energy shares detracted the most from performance, while financial services and health care did not decline as sharply as comparable stocks in the Index.

OBJECTIVE:
The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Portfolio invests primarily in a diversified portfolio of common stock of companies traded in the U.S. and investment-grade debt securities and cash-equivalent securities.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

TOTAL RETURNS as of March 31, 2009
	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Balanced* - Original Shares	-27.35%	-6.44%	-1.02%	0.98%	6.36%
Balanced* - Institutional Shares	-27.20	-6.24	-0.80	1.15	6.48
Balanced Index	-23.70	-5.72	-1.22	0.52	6.20
S&P 500 Index	-38.10	-13.06	-4.77	-3.00	5.92
Barclays Capital
U.S. Intermediate Gov/Credit Index	1.97	5.63	3.69	5.44	6.10
Consumer Price Index	-0.38	2.11	2.57	2.57	2.49
Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.05% and for Institutional Shares is 0.80% as of 3/31/08.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the Institutional Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the Institutional Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Investment performance reflects fee reductions. In the absence of such reductions, total returns would be reduced. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. Current and future portfolio holdings are subject to risk.

See page 56 for index descriptions.

P / 9

PORTFOLIO INVESTMENT RETURNS

Intermediate Fixed Income Portfolio

COMMENTARY:
The Portfolio return for the one-year period through March 31, 2009, was 1.11% and lagged the benchmark Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 1.97%. The overweight to corporate bonds during the flight-to-safety that characterized the last 12 months was the primary contributor to the underperformance. Government-backed assets, such as Treasuries and agencies, outperformed corporate bonds. Investors sought refuge in government-backed securities as the financial crisis intensified and the economy deteriorated. Given the aggressive actions taken by the government to prevent a collapse of the financial system and increase the availability of credit, combined with the fiscal stimulus package, we expect the economy to stabilize in coming quarters. In this environment, we expect corporate bonds to outperform as investors take advantage of historically attractive valuations.

OBJECTIVE:
The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Portfolio invests primarily in a diversified portfolio of investment-grade debt securities.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

TOTAL RETURNS as of March 31, 2009
	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Intermediate Fixed Income*	1.11%	4.70%	2.90%	4.76%	5.38%
Barclays Capital
U.S. Intermediate Gov/Credit Index	1.97	5.63	3.69	5.44	6.10
Citigroup 3-month Treasury Bill Index	1.15	3.43	3.06	3.19	3.85
Consumer Price Index	-0.38	2.11	2.57	2.57	2.49
Inception date 5/10/94

Gross and Net Expense Ratios are 0.69% and 0.55%, respectively, as of 3/31/08. Contractual fee waivers in effect until 3/31/10.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. Current and future portfolio holdings are subject to risk.

See page 56 for index descriptions.

P / 10

This page is intentionally left blank.

P / 11

Fund Expenses

Rainier Funds
March 31, 2009 (Unaudited)

EXPENSE EXAMPLES
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/08 and held for the entire period from 10/1/08 to 3/31/09.

ACTUAL EXPENSES
The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which were not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY PORTFOLIO
Expenses Example
	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/09)	$701.80	$702.40	$1,019.52	$1,020.77
Expenses Paid during Period*	$4.61	$3.54	$5.47	$4.21

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.09% for Original, 0.83% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

P / 12

MID CAP EQUITY PORTFOLIO
Expenses Example
	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/09)	$656.40	$657.30	$1,018.58	$1,019.81
Expenses Paid during Period*	$5.26	$4.24	$6.41	$5.17

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.27% for Original, 1.03% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

SMALL/MID CAP EQUITY PORTFOLIO
Expenses Example
	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/09)	$627.30	$628.20	$1,019.13	$1,020.37
Expenses Paid during Period*	$4.72	$3.71	$5.86	$4.61

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Original, 0.91% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

BALANCED PORTFOLIO
Expenses Example
	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/09)	$818.50	$819.40	$1,019.79	$1,021.03
Expenses Paid during Period*	$4.67	$3.55	$5.19	$3.94

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.03% for Original, 0.78% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

INTERMEDIATE FIXED INCOME PORTFOLIO
Expenses Example
	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/08)	$1,000.00	$1,000.00
Ending Account Value (3/31/09)	$1,051.70	$1,022.17
Expenses Paid during Period*	$2.84	$2.79

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

P / 13

SCHEDULES OF INVESTMENTS

Large Cap Equity Portfolio
Sector Representation as of 3/31/09 (% of net assets)

March 31, 2009

COMMON STOCKS
(97.7%)	Shares	Value

CONSUMER DISCRETIONARY (10.1%)
Best Buy Co., Inc.	225,245	$8,550,300
Coach, Inc.*	307,555	5,136,168
Darden Restaurants, Inc.	397,010	13,601,563
Kohl’s Corp.*	404,080	17,100,666
Lowe’s Companies, Inc.	606,400	11,066,800
McDonald’s Corp.	221,450	12,084,527
NIKE, Inc. Cl. B	412,540	19,344,001
O’Reilly Automotive, Inc.*	100,355	3,513,428
The DIRECTV Group, Inc.*	1,031,025	23,497,060
Total Consumer Discretionary		113,894,513

CONSUMER STAPLES (11.9%)
Avon Products, Inc.	558,330	10,736,686
Colgate-Palmolive Co.	119,310	7,036,904
ConAgra Foods, Inc.	419,720	7,080,676
CVS Caremark Corp.	865,955	23,805,103
PepsiCo, Inc.	451,472	23,241,779
Procter & Gamble Co.	413,293	19,461,967
The J.M. Smucker Co.	202,335	7,541,025
The Kroger Co.	666,780	14,149,072
Wal-Mart Stores, Inc.	404,625	21,080,963
Total Consumer Staples		134,134,175

ENERGY (11.4%)
Chevron Corp.	368,285	24,763,483
CONSOL Energy Inc.	339,765	8,575,669
Devon Energy Corp.	504,550	22,548,340
Exxon Mobil Corp.	162,305	11,052,971
Total SA - ADR	651,080	31,941,985
Transocean Ltd.*	499,260	29,376,458
Total Energy		128,258,906

FINANCIALS (8.7%)
ACE Limited	456,085	18,425,834
Annaly Capital Management, Inc.	896,545	12,435,079
Aon Corp.	242,190	9,886,196
Assurant, Inc.	265,490	5,782,372
JPMorgan Chase & Co.	381,760	10,147,181
Morgan Stanley	708,640	16,135,733
Northern Trust Corp.	153,875	9,204,802
The Charles Schwab Corp.	481,370	7,461,235
Wells Fargo & Co.	628,620	8,951,549
Total Financials		98,429,981

P / 14

HEALTH CARE (14.0%)
Abbott Laboratories	528,305	$25,200,148
Aetna Inc.	479,120	11,656,990
Allergan, Inc.	251,495	12,011,401
Baxter International Inc.	325,475	16,670,829
Becton, Dickinson & Co.	68,010	4,572,992
Celgene Corp.*	212,015	9,413,466
Cephalon, Inc.*	65,610	4,468,041
Express Scripts, Inc.*	274,905	12,692,364
Genzyme Corp.*	117,030	6,950,412
Gilead Sciences, Inc.*	627,105	29,047,504
Hologic, Inc.*	365,028	4,778,217
QIAGEN N.V.*	342,995	5,474,200
Teva Pharmaceutical
Industries, Ltd. - ADR	348,970	15,721,099
Total Health Care		158,657,663

INDUSTRIALS (11.2%)
ABB Ltd. - ADR	784,165	10,931,260
Bucyrus International, Inc.	221,480	3,362,067
Delta Air Lines, Inc.*	1,101,825	6,203,275
Emerson Electric Co.	156,170	4,463,339
Expeditors International of
Washington, Inc.	196,870	5,569,452
FedEx Corp.	233,770	10,400,427
Foster Wheeler AG*	371,775	6,494,909
Iron Mountain Inc.*	271,025	6,008,624
ITT Corp.	265,375	10,208,976
Precision Castparts Corp.	287,905	17,245,509
Raytheon Co.	390,485	15,205,486
Republic Services, Inc.	610,675	10,473,076
The Boeing Co.	180,295	6,414,896
United Technologies Corp.	303,160	13,029,817
Total Industrials		126,011,113

INFORMATION TECHNOLOGY (20.7%)
Apple Inc.*	251,030	26,388,274
Broadcom Corp. Cl. A*	750,915	15,003,282
Check Point Software
Technologies Ltd.*	306,435	6,805,921
Cisco Systems, Inc.*	1,096,685	18,391,407
EMC Corp.*	1,020,870	11,637,918
Google Inc. Cl. A*	63,515	22,107,031
Hewlett-Packard Co.	631,330	20,240,440
Intel Corp.	924,965	13,920,723
Intersil Corp.	331,050	3,807,075
MasterCard Inc. Cl. A	51,440	8,615,171
Microsoft Corp.	495,726	9,106,487
Oracle Corp.*	1,408,900	25,458,823
Paychex, Inc.	241,485	6,198,920
QUALCOMM, Inc.	527,300	20,517,243
Taiwan Semiconductor
Manufacturing Co., Ltd. - ADR	826,595	7,398,025
Trimble Navigation Ltd.*	235,980	3,605,774
Visa, Inc.	255,711	14,217,532
Total Information Technology		233,420,046

MATERIALS (4.0%)
Crown Holdings, Inc.*	370,125	8,412,941
Monsanto Co.	220,345	18,310,669
Praxair, Inc.	207,600	13,969,404
The Mosaic Co.	119,055	4,997,929
Total Materials		45,690,943

TELECOMMUNICATION SERVICES (1.8%)
America
Movil S.A.B. de C.V. - ADR	198,545	5,376,598
American Tower Corp. Cl. A*	497,230	15,130,709
Total Telecommunication Services		20,507,307

UTILITIES (3.9%)
Allegheny Energy, Inc.	345,630	8,008,247
Entergy Corp.	138,775	9,449,190
Wisconsin Energy Corp.	184,650	7,602,041
Xcel Energy, Inc.	1,028,445	19,159,930
Total Utilities		44,219,408

TOTAL COMMON STOCKS
(cost $1,249,148,608)		$1,103,224,055

SHORT-TERM INVESTMENTS
(2.9%)	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (2.9%)
First American Prime
Obligations Fund	33,165,488	33,165,488

TOTAL SHORT-TERM INVESTMENTS
(cost $33,165,488)		$33,165,488

TOTAL INVESTMENTS (100.6%)
(cost $1,282,314,096)		$1,136,389,543

LIABILITIES IN EXCESS OF OTHER ASSETS (–0.6%)		(6,576,525)
NET ASSETS (100.0%)		$1,129,813,018

ADR - American Depository Receipt

*Non-income-producing security.

The accompanying notes are an integral part of these financial statements.

P / 15

SCHEDULES OF INVESTMENTS

Mid Cap Equity Portfolio
Sector Representation as of 3/31/09 (% of net assets)

March 31, 2009

COMMON STOCKS
(97.9%)	Shares	Value

AUTOS AND TRANSPORTATION (2.4%)
Delta Air Lines, Inc.*	515,200	$2,900,576
Expeditors International of
Washington, Inc.	103,350	2,923,771
Kirby Corp.*	90,125	2,400,930
Wabtec Corp.	117,075	3,088,439
Total Autos and Transportation		11,313,716

CONSUMER DISCRETIONARY AND SERVICES (17.3%)
Advance Auto Parts, Inc.	85,255	3,502,275
Avon Products, Inc.	246,300	4,736,349
Bally Technologies, Inc.*	89,675	1,651,813
Burger King Holdings, Inc.	103,300	2,370,735
Coach, Inc.*	91,075	1,520,952
Copart, Inc.*	151,500	4,493,490
Darden Restaurants, Inc.	212,300	7,273,398
Dollar Tree, Inc.*	50,650	2,256,457
FTI Consulting, Inc.*	146,300	7,238,924
GameStop Corp.*	279,475	7,830,890
Guess?, Inc.	142,925	3,012,859
Hewitt Associates, Inc. Cl. A*	276,300	8,222,688
Iron Mountain Inc.*	240,850	5,339,645
LKQ Corp.*	120,252	1,715,996
NIKE, Inc. Cl. B	126,275	5,921,035
O’Reilly Automotive, Inc.*	84,525	2,959,220
Paychex, Inc.	101,675	2,609,997
Starbucks Corp.*	322,825	3,586,586
Urban Outfitters, Inc.*	246,450	4,034,387
V.F. Corp.	57,975	3,310,952
Total Consumer Discretionary and Services		83,588,648

CONSUMER STAPLES (5.0%)
Church & Dwight Co., Inc.	90,225	4,712,452
ConAgra Foods, Inc.	262,075	4,421,205
Energizer Holdings, Inc.*	65,675	3,263,391
H.J. Heinz Co.	61,750	2,041,455
The J.M. Smucker Co.	116,000	4,323,320
The Kroger Co.	275,625	5,848,762
Total Consumer Staples		24,610,585

ENERGY (7.9%)
Concho Resources Inc.*	164,225	4,202,518
CONSOL Energy Inc.	81,925	2,067,787
Core Laboratories N.V.	69,850	5,110,226
Devon Energy Corp.	131,950	5,896,846
Dresser-Rand Group Inc.*	310,280	6,857,188
Mariner Energy, Inc.*	272,275	2,110,131
Transocean Ltd.*	197,450	11,617,958
Total Energy		37,862,654

FINANCIAL SERVICES (17.7%)
ACE Limited	222,850	9,003,140
Alliance Data Systems Corp.*	145,400	5,372,530
Annaly Capital Management, Inc.	607,625	8,427,759
Aon Corp.	113,500	4,633,070

P / 16

Arch Capital Group Ltd.*	68,375	$3,682,678
Assurant, Inc.	162,750	3,544,695
Digital Realty Trust, Inc.	482,125	15,996,907
Fiserv, Inc.*	79,950	2,914,977
HCC Insurance Holdings, Inc.	97,550	2,457,284
Lazard Ltd Cl. A	197,925	5,818,995
MasterCard Inc. Cl. A	10,025	1,678,987
Morgan Stanley	238,265	5,425,294
Northern Trust Corp.	63,175	3,779,129
Raymond James Financial, Inc.	641,275	12,633,118
Total Financial Services		85,368,563

HEALTH CARE (11.8%)
Aetna Inc.	75,400	1,834,482
Alexion Pharmaceuticals, Inc.*	25,125	946,207
Allergan, Inc.	89,750	4,286,460
Celgene Corp.*	81,675	3,626,370
Cephalon, Inc.*	119,975	8,170,297
Endo Pharmaceuticals
Holdings Inc.*	229,375	4,055,350
Express Scripts, Inc.*	90,425	4,174,922
Genzyme Corp.*	48,261	2,866,221
Hologic, Inc.*	328,217	4,296,361
Immucor, Inc.*	177,925	4,474,814
Inverness Medical
Innovations, Inc.*	157,050	4,182,242
Psychiatric Solutions, Inc.*	125,900	1,980,407
QIAGEN N.V.*	358,200	5,716,872
ResMed Inc.*	107,650	3,804,351
United Therapeutics Corp.*	37,325	2,466,809
Total Health Care		56,882,165

MATERIALS AND PROCESSING (6.7%)
Airgas, Inc.	191,875	6,487,294
Corn Products International, Inc.	167,250	3,545,700
Crown Holdings, Inc.*	368,425	8,374,300
Foster Wheeler AG*	253,875	4,435,196
Precision Castparts Corp.	155,275	9,300,972
Total Materials and Processing		32,143,462

OTHER (1.6%)
SPX Corp.	163,250	7,674,383
Total Other		7,674,383

PRODUCER DURABLES (9.0%)
American Tower Corp. Cl. A*	246,625	7,504,799
AMETEK, Inc.	194,675	6,087,487
BE Aerospace, Inc.*	141,075	1,223,120
Bucyrus International, Inc.	274,900	4,172,982
CommScope, Inc.*	121,175	1,376,548
Flowserve Corp.	112,350	6,305,082
ITT Corp.	116,000	4,462,520
Raytheon Co.	154,300	6,008,442
Republic Services, Inc.	224,625	3,852,319
Rockwell Collins, Inc.	74,300	2,425,152
Total Producer Durables		43,418,451

TECHNOLOGY (12.6%)
Activision Blizzard, Inc.*	245,160	2,564,374
Amphenol Corp. Cl. A	145,425	4,143,158
ANSYS, Inc.*	66,725	1,674,797
Broadcom Corp. Cl. A*	362,325	7,239,253
Check Point
Software Technologies Ltd.*	79,450	1,764,585
Cognizant Technology
Solutions Corp.*	191,000	3,970,890
F5 Networks, Inc.*	122,150	2,559,042
FLIR Systems, Inc.*	184,275	3,773,952
Intersil Corp.	336,025	3,864,288
Marvell Technology Group Ltd.*	211,100	1,933,676
McAfee, Inc.*	148,625	4,978,938
MICROS Systems, Inc.*	96,475	1,808,906
NetApp, Inc.*	196,825	2,920,883
Nuance Communications, Inc.*	875,850	9,511,731
Silicon Laboratories Inc.*	197,225	5,206,740
Trimble Navigation Ltd.*	189,975	2,902,818
Total Technology		60,818,031

UTILITIES (5.9%)
Allegheny Energy, Inc.	147,125	3,408,886
Cleco Corp.	100,900	2,188,521
Entergy Corp.	15,650	1,065,609
ITC Holdings Corp.	219,450	9,572,409
tw telecom inc.*	124,975	1,093,531
Wisconsin Energy Corp.	68,525	2,821,174
Xcel Energy, Inc.	449,575	8,375,582
Total Utilities		28,525,712

TOTAL COMMON STOCKS
(cost $547,548,610)		$472,206,370

SHORT-TERM INVESTMENTS
(1.3%)	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (1.3%)
First American Prime
Obligations Fund	6,413,245	6,413,245

TOTAL SHORT-TERM INVESTMENTS
(cost $6,413,245)		$6,413,245

TOTAL INVESTMENTS (99.2%)
(cost $553,961,855)		$478,619,615

OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)		3,783,523
NET ASSETS (100.0%)		$482,403,138

*Non-income-producing security.

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULES OF INVESTMENTS

Small/Mid Cap Equity Portfolio
Sector Representation as of 3/31/09 (% of net assets)

March 31, 2009

COMMON STOCKS
(96.9%)	Shares	Value

AUTOS AND TRANSPORTATION (4.1%)
Aegean Marine
Petroleum Network Inc.	1,252,400	$20,977,700
Continental Airlines, Inc.*	1,450,025	12,774,720
Delta Air Lines, Inc.*	1,748,275	9,842,788
Fuel System Solutions Inc.*	524,650	7,072,282
Hub Group, Inc.*	685,675	11,656,475
Kirby Corp.*	881,125	23,473,170
Wabtec Corp.	603,050	15,908,459
Total Autos and Transportation		101,705,594

CONSUMER DISCRETIONARY AND SERVICES (17.5%)
ABM Industries Inc.	1,099,325	18,028,930
Advance Auto Parts, Inc.	344,450	14,150,006
Bally Technologies, Inc.*	523,050	9,634,581
Brinker International, Inc.	1,030,210	15,556,171
Burger King Holdings, Inc.	419,850	9,635,557
Central European
Distribution Corp.*	359,750	3,870,910
Coach, Inc.*	503,800	8,413,460
Copart, Inc.*	816,725	24,224,064
Darden Restaurants, Inc.	634,350	21,732,831
Deckers Outdoor Corp.*	349,250	18,524,220
Dollar Tree, Inc.*	269,475	12,005,111
FTI Consulting, Inc.*	713,901	35,323,821
GameStop Corp.*	1,511,500	42,352,230
Guess?, Inc.	895,730	18,881,988
Hewitt Associates, Inc. Cl. A*	1,141,175	33,961,368
Huron Consulting Group Inc.*	551,650	23,406,509
Iron Mountain Inc.*	610,500	13,534,785
Jack in the Box Inc.*	914,200	21,291,718
LKQ Corp.*	878,728	12,539,449
O’Reilly Automotive, Inc.*	357,825	12,527,453
Universal Electronics Inc.*	403,575	7,304,708
Urban Outfitters, Inc.*	1,245,150	20,383,106
V.F. Corp.	318,950	18,215,235
Watson Wyatt Worldwide, Inc.	422,475	20,857,591
Total Consumer Discretionary and Services		436,355,802

CONSUMER STAPLES (3.9%)
Chattem, Inc.*	396,314	22,213,400
Church & Dwight Co., Inc.	386,700	20,197,341
ConAgra Foods, Inc.	975,225	16,452,045
The J.M. Smucker Co.	338,125	12,601,919
TreeHouse Foods, Inc.*	909,600	26,187,384
Total Consumer Staples		97,652,089

ENERGY (5.5%)
Atwood Oceanics, Inc.*	753,010	12,492,436
Concho Resources Inc.*	745,525	19,077,985
Core Laboratories N.V.	289,675	21,192,623
Dresser-Rand Group Inc.*	1,582,625	34,976,012
Hornbeck Offshore Services, Inc.*	882,775	13,453,491
Mariner Energy, Inc.*	2,861,725	22,178,369
Quicksilver Resources Inc.*	2,481,975	13,750,142
Total Energy		137,121,058

FINANCIAL SERVICES (19.0%)
ACE Limited	200,750	8,110,300
Alliance Data Systems Corp.*	749,200	27,682,940
American Campus
Communities, Inc.	1,484,525	25,771,354
Annaly Capital
Management, Inc.	3,023,700	41,938,719

P / 18

Arch Capital Group Ltd.*	397,510	$21,409,889
Assurant, Inc.	1,228,775	26,762,719
Digital Realty Trust, Inc.	2,299,950	76,312,341
Fiserv, Inc.*	409,500	14,930,370
Glacier Bancorp, Inc.	310,175	4,872,849
HCC Insurance Holdings, Inc.	672,025	16,928,310
Lazard Ltd Cl. A	1,299,675	38,210,445
Northern Trust Corp.	403,025	24,108,956
Prosperity Bancshares, Inc.	1,257,475	34,391,941
Raymond James Financial, Inc.	3,573,475	70,397,458
Stifel Financial Corp.*	475,300	20,585,243
Tower Group, Inc.	847,125	20,864,689
Total Financial Services		473,278,523

HEALTH CARE (12.9%)
Alexion Pharmaceuticals, Inc.*	254,875	9,598,592
Allergan, Inc.	254,500	12,154,920
BioMarin Pharmaceuticals Inc.*	301,450	3,722,907
Cephalon, Inc.*	622,825	42,414,383
Endo Pharmaceuticals
Holdings Inc.*	1,441,121	25,479,019
Hologic, Inc.*	1,577,523	20,649,776
Icon PLC - ADR*	1,090,650	17,613,998
Immucor, Inc.*	1,674,303	42,108,720
Inverness Medical
Innovations, Inc.*	817,025	21,757,376
Nuvasive, Inc.*	448,575	14,076,284
Psychiatric Solutions, Inc.*	639,014	10,051,690
QIAGEN N.V.*	2,473,349	39,474,650
ResMed Inc.*	685,450	24,223,803
SonoSite, Inc.*	481,775	8,614,137
Sun Healthcare Group, Inc.*	1,500,875	12,667,385
United Therapeutics Corp.*	255,747	16,902,319
Total Health Care		321,509,959

MATERIALS AND PROCESSING (9.1%)
Airgas, Inc.	953,700	32,244,597
Calgon Carbon Corp.*	1,521,425	21,558,592
Corn Products International, Inc.	719,125	15,245,450
Crown Holdings, Inc.*	1,760,300	40,011,619
EMCOR Group, Inc.*	708,425	12,163,657
Energizer Holdings, Inc.*	390,800	19,418,852
Foster Wheeler AG*	1,427,125	24,931,874
Precision Castparts Corp.	675,100	40,438,490
Sensient Technologies Corp.	828,550	19,470,925
Total Materials and Processing		225,484,056

OTHER (1.3%)
SPX Corp.	674,750	31,719,998
Total Other		31,719,998

PRODUCER DURABLES (6.6%)
AMETEK, Inc.	664,350	20,774,224
BE Aerospace, Inc.*	2,937,525	25,468,342
Bucyrus International, Inc.	1,480,500	22,473,990
CommScope, Inc.*	616,975	7,008,836
EnerSys*	1,527,025	18,507,543
Esterline Technologies Corp.*	362,275	7,314,332
Flowserve Corp.	535,050	30,027,006
ITT Corp.	499,500	19,215,765
Rockwell Collins, Inc.	416,800	13,604,352
Total Producer Durables		164,394,390

TECHNOLOGY (12.0%)
Activision Blizzard, Inc.*	1,164,375	12,179,362
ANSYS, Inc.*	688,275	17,275,702
Cognizant Technology
Solutions Corp.*	916,900	19,062,351
Concur Technologies, Inc.*	632,875	12,144,871
Diodes Inc.*	907,033	9,623,620
F5 Networks, Inc.*	624,450	13,082,228
FLIR Systems, Inc.*	942,800	19,308,544
Hittite Microwave Corp.*	518,500	16,177,200
Intersil Corp.	1,520,625	17,487,188
Marvell Technology Group Ltd.*	811,975	7,437,691
McAfee, Inc.*	774,600	25,949,100
MICROS Systems, Inc.*	655,729	12,294,919
Monolithic Power Systems, Inc.*	774,400	12,003,200
NetApp, Inc.*	1,076,475	15,974,889
Nuance Communications, Inc.*	4,203,850	45,653,811
Omniture, Inc.*	694,400	9,159,136
Silicon Laboratories Inc.*	875,375	23,109,900
Trimble Navigation Ltd.*	836,715	12,785,005
Total Technology		300,708,717

UTILITIES (5.0%)
Allegheny Energy, Inc.	554,550	12,848,923
Cleco Corp.	441,675	9,579,931
ITC Holdings Corp.	1,245,575	54,331,982
tw telecom inc.*	1,364,625	11,940,469
Xcel Energy, Inc.	1,919,475	35,759,819
Total Utilities		124,461,124

TOTAL COMMON STOCKS
(cost $2,911,863,018)		$2,414,391,310

SHORT-TERM INVESTMENTS
(2.8%)	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (2.8%)
First American Prime
Obligations Fund	70,746,780	70,746,780

TOTAL SHORT-TERM INVESTMENTS
(cost $70,746,780)		$70,746,780

TOTAL INVESTMENTS (99.7%)
(cost $2,982,609,798)		$2,485,138,090

OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)		6,202,673
NET ASSETS (100.0%)		$2,491,340,763

ADR - American Depository Receipt

*Non-income-producing security.

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS

Balanced Portfolio
Sector Representation as of 3/31/09 (% of net assets)

March 31, 2009

DEBT SECURITIES
(37.6%)	Principal Amount	Value

ASSET-BACKED SECURITIES (2.1%)
Capital One
Series 2006-A6,
5.300%, 02/15/2014	250,000	$249,885
Citibank Credit Card Issuance Trust
Series 2006-A4,
5.450%, 05/10/2013	1,125,000	1,145,969

TOTAL ASSET-BACKED SECURITIES
(cost $1,373,202)		1,395,854

COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
Federal National Mortgage Association
Series 2007-B2,
5.500%, 12/25/2020	191,353	196,282

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $191,195)		196,282

CORPORATE BONDS (21.7%)

FINANCE (15.6%)
ACE INA Holdings
5.600%, 05/15/2015	475,000	443,393
Aflac Inc.
6.500%, 04/15/2009	450,000	450,433
American Express Co.
4.750%, 06/17/2009	250,000	250,571
Ameriprise Financial, Inc.
5.350%, 11/15/2010	750,000	696,921
Bear Stearns Cos., Inc.
5.350%, 02/01/2012	525,000	519,840
Citigroup, Inc.
4.125%, 02/22/2010	1,200,000	1,158,494
6.000%, 02/21/2012	100,000	91,331
General Electric Capital Corp.
6.000%, 06/15/2012	1,150,000	1,134,628
5.250%, 10/19/2012	150,000	144,522
Goldman Sachs Group
5.700%, 09/01/2012	525,000	509,761
Hartford Financial Services Group, Inc.
5.250%, 10/15/2011	500,000	401,661
Household Finance Corp.
6.375%, 10/15/2011	500,000	432,504
International Lease Finance Corp.
5.350%, 03/01/2012	775,000	435,180
JPMorgan Chase & Co.
5.600%, 06/01/2011	225,000	227,295
4.500%, 01/15/2012	125,000	123,856
Merrill Lynch
6.150%, 04/25/2013	275,000	231,362
Morgan Stanley
5.300%, 03/01/2013	850,000	818,033
Northern Trust Corp.
5.200%, 11/09/2012	225,000	229,027
Prudential Financial Inc.
5.150%, 01/15/2013	375,000	278,955
SLM Corp.
4.000%, 01/15/2010	300,000	253,200
1.314%, 07/26/2010**	775,000	550,335
Travelers Cos., Inc.
5.800%, 05/15/2018	125,000	121,495
Wells Fargo & Co.
5.300%, 08/26/2011	250,000	245,257
Western Financial Bank Irvine California
9.625%, 05/15/2012	425,000	424,600
Total Finance		10,172,654

P / 20

INDUSTRIALS (6.1%)
ArcelorMittal SA Luxembourg
5.375%, 06/01/2013	325,000	$252,489
BHP Billiton Financial USA Ltd.
5.125%, 03/29/2012	275,000	279,817
Caterpillar Financial Services Corp.
5.125%, 10/12/2011	800,000	796,016
Conoco Funding Co.
6.350%, 10/15/2011	700,000	757,846
John Deere Capital Corp.
5.350%, 01/17/2012	575,000	590,976
Novartis Capital Corp.
4.125%, 02/10/2014	300,000	306,904
Rio Tinto Finance USA Ltd.
5.875%, 07/15/2013	300,000	269,261
Target Corp.
5.375%, 05/01/2017	325,000	321,046
United Parcel Service, Inc.
3.875%, 04/01/2014	175,000	175,626
Western Union Co.
5.400%, 11/17/2011	250,000	255,072
Total Industrials		4,005,053

TOTAL CORPORATE BONDS
(cost $15,413,966)		$14,177,707

MORTGAGE PASS-THROUGH SECURITIES (5.2%)
Federal Home Loan Mortgage Corp.
Pool #G01779, 5.000%,
04/01/2035	499,397	516,744
Pool #G02327, 6.500%,
08/01/2036	112,212	118,456
Pool #G13466, 4.500%,
08/01/2022	137,558	142,341
		777,541
Federal National Mortgage Association
Pool #555872, 5.000%,
11/01/2018	245,553	256,662
Pool #725690, 6.000%,
08/01/2034	776,136	814,011
Pool #807942, 5.500%,
12/01/2034	626,371	652,160
Pool #735394, 6.500%,
02/01/2035	135,452	143,620
Pool #824940, 5.500%,
06/01/2035	433,426	450,864
Pool #745275, 5.000%,
02/01/2036	268,153	277,349
		2,594,666

TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $3,212,497)		$3,372,207

U.S. GOVERNMENT AGENCY (3.0%)
Federal Home Loan Bank
5.625%, 06/13/2016	825,000	806,570
Federal Home Loan Mortgage Corp.
4.875%, 06/13/2018	200,000	222,207
		1,028,777
Federal National Mortgage Association
4.625%, 06/01/2010	150,000	155,933
5.375%, 07/15/2016	200,000	228,423
5.240%, 08/07/2018	500,000	533,809
		918,165

TOTAL U.S. GOVERNMENT AGENCY
(cost $1,878,436)		$1,946,942

U.S. TREASURY NOTES (5.3%)
2.875%, 06/30/2010	200,000	205,641
4.250%, 08/15/2013	200,000	224,156
4.250%, 11/15/2014	750,000	851,485
4.500%, 02/15/2016	1,250,000	1,442,579
3.875%, 05/15/2018	375,000	413,789
2.750%, 02/15/2019	300,000	301,735

TOTAL U.S. TREASURY NOTES
(cost $3,032,490)		3,439,385

TOTAL DEBT SECURITIES
(cost $25,101,786)		$24,528,377

COMMON STOCKS
(60.3%)	Shares	Value

CONSUMER DISCRETIONARY (6.2%)
Best Buy Co., Inc.	7,860	298,366
Coach, Inc.*	10,925	182,447
Darden Restaurants, Inc.	14,150	484,779
Kohl’s Corp.*	14,400	609,408
Lowe’s Companies, Inc.	21,600	394,200
McDonald’s Corp.	8,100	442,017
NIKE, Inc. Cl. B	14,675	688,111
O’Reilly Automotive, Inc.*	3,575	125,161
The DIRECTV Group, Inc.*	36,725	836,963
Total Consumer Discretionary		4,061,452

CONSUMER STAPLES (7.4%)
Avon Products, Inc.	19,900	382,677
Colgate-Palmolive Co.	4,250	250,665
ConAgra Foods, Inc.	16,125	272,029
CVS Caremark Corp.	30,875	848,754
PepsiCo, Inc.	16,099	828,776
Procter & Gamble Co.	14,724	693,353
The J.M. Smucker Co.	7,225	269,276
The Kroger Co.	23,775	504,505
Wal-Mart Stores, Inc.	14,600	760,660
Total Consumer Staples		4,810,695

ENERGY (7.0%)
Chevron Corp.	13,125	882,525
CONSOL Energy Inc.	12,100	305,404
Devon Energy Corp.	17,975	803,303
Exxon Mobil Corp.	5,825	396,682
Total SA - ADR	23,225	1,139,419
Transocean Ltd.*	17,818	1,048,411
Total Energy		4,575,744

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULES OF INVESTMENTS

Balanced Portfolio
continued

FINANCIALS (5.4%)
ACE Limited	16,425	$663,570
Annaly Capital Management, Inc.	32,175	446,267
Aon Corp.	8,650	353,093
Assurant, Inc.	9,475	206,365
JPMorgan Chase & Co.	13,725	364,811
Morgan Stanley	25,175	573,235
Northern Trust Corp.	5,625	336,488
The Charles Schwab Corp.	16,500	255,750
Wells Fargo & Co.	22,375	318,620
Total Financials		3,518,199

HEALTH CARE (8.7%)
Abbott Laboratories	18,825	897,952
Aetna Inc.	17,075	415,435
Allergan, Inc.	9,175	438,198
Baxter International Inc.	11,600	594,152
Becton, Dickinson & Co.	2,425	163,057
Celgene Corp.*	7,550	335,220
Cephalon, Inc.*	2,325	158,332
Express Scripts, Inc.*	9,800	452,466
Genzyme Corp.*	4,025	239,045
Gilead Sciences, Inc.*	22,350	1,035,252
Hologic, Inc.*	12,564	164,463
QIAGEN N.V.*	12,375	197,505
Teva Pharmaceutical
Industries, Ltd. - ADR	12,600	567,630
Total Health Care		5,658,707

INDUSTRIALS (6.9%)
ABB Ltd. - ADR	27,950	389,623
Bucyrus International, Inc.	7,850	119,163
Delta Air Lines, Inc.*	39,300	221,259
Emerson Electric Co.	5,375	153,617
Expeditors International of
Washington, Inc.	7,000	198,030
FedEx Corp.	8,250	367,042
Foster Wheeler AG*	13,250	231,477
Iron Mountain Inc.*	9,925	220,037
ITT Corp.	9,450	363,542
Precision Castparts Corp.	10,275	615,473
Raytheon Co.	13,925	542,239
Republic Services, Inc.	22,225	381,159
The Boeing Co.	6,200	220,596
United Technologies Corp.	10,800	464,184
Total Industrials		4,487,441

INFORMATION TECHNOLOGY (12.7%)
Apple Inc.*	8,950	940,824
Broadcom Corp. Cl. A*	26,750	534,465
Check Point
Software Technologies Ltd.*	10,925	242,644
Cisco Systems, Inc.*	39,091	655,556
EMC Corp.*	36,375	414,675
Google, Inc. Cl. A*	2,250	783,135
Hewlett-Packard Co.	22,500	721,350
Intel Corp.	33,000	496,650
Intersil Corp.	11,800	135,700
MasterCard Inc. Cl. A	1,825	305,651
Microsoft Corp.	17,950	329,742
Oracle Corp.*	50,125	905,759
Paychex, Inc.	8,600	220,762
QUALCOMM, Inc.	18,800	731,508
Taiwan Semiconductor
Manufacturing Company Ltd. - ADR	28,375	253,956
Trimble Navigation Ltd.*	7,875	120,330
Visa, Inc.	9,098	505,849
Total Information Technology		8,298,556

MATERIALS (2.5%)
Crown Holdings, Inc.*	13,200	300,036
Monsanto Co.	7,900	656,490
Praxair, Inc.	7,400	497,946
The Mosaic Co.	4,250	178,415
Total Materials		1,632,887

TELECOMMUNICATION SERVICES (1.1%)
America Movil S.A.B. de C.V. - ADR	7,075	191,591
American Tower Corp. Cl. A*	17,725	539,372
Total Telecommunication Services		730,963

UTILITIES (2.4%)
Allegheny Energy, Inc.	12,350	286,149
Entergy Corp.	4,750	323,428
Wisconsin Energy Corp.	6,583	271,022
Xcel Energy, Inc.	37,050	690,242
Total Utilities		1,570,841

TOTAL COMMON STOCKS
(cost $42,403,505)		$39,345,485

SHORT-TERM INVESTMENTS
(0.8%)	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (0.8%)
First American Prime
Obligations Fund	538,866	538,866

TOTAL SHORT-TERM INVESTMENTS
(cost $538,866)		$538,866

TOTAL INVESTMENTS (98.7%)
(cost $68,044,157)		$64,412,728

ASSETS IN EXCESS OF OTHER LIABILITIES (1.3%)		829,686
NET ASSETS (100.0%)		$65,242,414

ADR - American Depository Receipt

*Non-income-producing security.

**Variable rate security.

P / 22

Intermediate Fixed Income Portfolio
Sector Representation as of 3/31/09 (% of net assets)

March 31, 2009

DEBT SECURITIES
(93.3%)	Shares	Value

ASSET-BACKED SECURITIES (4.6%)
Bank of America Credit Card Trust
Series 2007-8A, 5.590%,
11/17/2014	300,000	$298,676
Capital One
Series 2005-A3, 4.500%,
03/15/2013	1,500,000	1,488,853
Series 2006-A2, 4.850%,
11/15/2013	550,000	547,413
Series 2006-A6, 5.300%,
02/15/2014	725,000	724,667
Chase Issuance Trust
Series 2005-A7, 4.550%,
03/15/2013	250,000	251,585
Citibank Credit Card Issuance Trust
Series 2006-A4, 5.450%,
05/10/2013	1,750,000	1,782,618

TOTAL ASSET-BACKED SECURITIES
(cost $5,075,864)		$5,093,812

COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
Federal National Mortgage Association
Series 2007-B2, 5.500%,
12/25/2020	248,759	255,166

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $248,554)		$255,166

CORPORATE BONDS (43.7%)

FINANCE (25.4%)
ACE INA Holdings
5.600%, 05/15/2015	1,450,000	1,353,517
Aflac Inc.
6.500%, 04/15/2009	1,375,000	1,376,323
American Express Co.
4.750%, 06/17/2009	875,000	876,998
Ameriprise Financial, Inc.
5.350%, 11/15/2010	1,600,000	1,486,765
Bear Stearns Cos., Inc.
5.350%, 02/01/2012	1,300,000	1,287,222
Citigroup, Inc.
6.000%, 02/21/2012	935,000	853,941
6.500%, 08/19/2013	1,100,000	1,011,742
Credit Suisse First Boston
5.000%, 05/15/2013	1,000,000	967,165
General Electric Capital Corp.
6.125%, 02/22/2011	1,000,000	1,011,450
5.250%, 10/19/2012	1,350,000	1,300,699
Goldman Sachs Group
5.700%, 09/01/2012	1,925,000	1,869,125
Hartford Financial Services Group, Inc.
5.250%, 10/15/2011	1,825,000	1,466,063
Household Finance Corp.
6.375%, 10/15/2011	1,475,000	1,275,887
International Lease Finance Corp.
5.350%, 03/01/2012	1,250,000	701,904
JP Morgan Chase & Co.
5.600%, 06/01/2011	1,625,000	1,641,573
4.500%, 01/15/2012	600,000	594,508

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULES OF INVESTMENTS

Intermediate Fixed Income Portfolio
continued

Merrill Lynch
6.150%, 04/25/2013	550,000	$462,724
Morgan Stanley
4.250%, 05/15/2010	25,000	24,313
5.300%, 03/01/2013	2,725,000	2,622,518
Northern Trust Corp.
5.200%, 11/09/2012	1,000,000	1,017,896
Prudential Financial Inc.
5.150%, 01/15/2013	1,850,000	1,376,178
SLM Corp.
4.000%, 01/15/2010	1,450,000	1,223,801
1.314%, 07/26/2010*	1,050,000	745,615
Travelers Cos., Inc.
5.800%, 05/15/2018	400,000	388,784
Wells Fargo & Co.
5.300%, 08/26/2011	275,000	269,783
Western Financial Bank Irvine California
9.625%, 05/15/2012	900,000	899,152
Total Finance		28,105,646

INDUSTRIALS (18.3%)
ArcelorMittal SA Luxembourg
5.375%, 06/01/2013	1,050,000	815,734
BHP Billiton Financial USA Ltd.
5.125%, 03/29/2012	1,425,000	1,449,962
Caterpillar Financial Services Corp.
4.500%, 06/15/2009	1,000,000	1,001,309
5.125%, 10/12/2011	1,025,000	1,019,895
Cisco Systems, Inc.
5.500%, 02/22/2016	1,100,000	1,165,619
Conoco Funding Co.
6.350%, 10/15/2011	1,775,000	1,921,681
Home Depot, Inc.
5.250%, 12/16/2013	1,900,000	1,853,163
John Deere Capital Corp.
5.350%, 01/17/2012	1,125,000	1,156,258
Novartis Capital Corp.
4.125%, 02/10/2014	1,625,000	1,662,396
PepsiCo, Inc.
3.750%, 03/01/2014	500,000	507,730
Rio Tinto Finance USA Ltd.
5.875%, 07/15/2013	1,050,000	942,414
Target Corp.
5.375%, 05/01/2017	1,425,000	1,407,661
Thomson Reuters Corp.
6.500%, 07/15/2018	1,000,000	933,136
Time Warner Cable Inc.
6.750%, 07/01/2018	1,000,000	940,275
United Parcel Service, Inc.
4.500%, 01/15/2013	1,000,000	1,051,890
Walt Disney Co.
4.700%, 12/01/2012	250,000	258,194
Wellpoint, Inc.
5.000%, 01/15/2011	1,000,000	1,003,297
Western Union Co.
5.400%, 11/17/2011	1,100,000	1,122,318
Total Industrials		20,212,932

TOTAL CORPORATE BONDS
(cost $51,504,900)		$48,318,578

MORTGAGE PASS-THROUGH SECURITIES (7.9%)
Federal Home Loan Mortgage Corp.
Pool #G18005, 5.000%,
08/01/2019	166,510	173,679
Pool #G18010, 5.500%,
09/01/2019	169,185	176,916
Pool #G18073, 5.000%,
09/01/2020	142,800	148,591
Pool #G13466, 4.500%,
08/01/2022	530,581	549,030
Pool #G01779, 5.000%,
04/01/2035	379,426	392,606
Pool #G02267, 6.500%,
08/01/2036	381,733	402,974
Pool #G02327, 6.500%,
08/01/2036	327,617	345,847
		2,189,643
Federal National Mortgage Association
Pool #357412, 4.500%,
07/01/2018	253,634	263,087
Pool #555872, 5.000%,
11/01/2018	185,315	193,698
Pool #725690, 6.000%,
08/01/2034	808,075	847,508
Pool #807942, 5.500%,
12/01/2034	471,849	491,275
Pool #735394, 6.500%,
02/01/2035	103,700	109,954
Pool #824940, 5.500%,
06/01/2035	303,860	316,086
Pool #255813, 5.000%,
08/01/2035	755,797	781,718
Pool #255842, 5.000%,
09/01/2035	259,886	268,799
Pool #735896, 6.000%,
09/01/2035	310,319	324,881
Pool #735897, 5.500%,
10/01/2035	444,320	462,197
Pool #256022, 5.500%,
12/01/2035	981,981	1,021,490
Pool #745283, 5.500%,
01/01/2036	353,396	367,615
Pool #745275, 5.000%,
02/01/2036	365,872	378,420
Pool #898428, 6.000%,
10/01/2036	293,020	306,632
Pool #888029, 6.000%,
12/01/2036	364,181	381,099
		6,514,459

TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $8,364,534)		$8,704,102

P / 24

U.S. GOVERNMENT AGENCY (17.2%)
Federal Home Loan Bank
4.000%, 11/13/2009	400,000	$407,581
4.625%, 10/10/2012	75,000	81,368
5.625%, 06/13/2016	1,250,000	1,222,076
		1,711,025
Federal Home Loan Mortgage Corp.
5.250%, 07/18/2011	500,000	541,583
5.750%, 01/15/2012	250,000	277,515
5.500%, 08/20/2012	500,000	557,749
4.500%, 07/15/2013	2,700,000	2,947,066
4.750%, 01/19/2016	500,000	553,361
5.250%, 04/18/2016	2,000,000	2,266,522
5.125%, 11/17/2017	1,500,000	1,676,450
4.875%, 06/13/2018	2,500,000	2,777,585
		11,597,831
Federal National Mortgage Association
3.250%, 02/10/2010	500,000	509,896
6.000%, 05/15/2011	2,000,000	2,194,474
5.375%, 11/15/2011	1,000,000	1,097,759
4.375%, 03/15/2013	150,000	162,729
5.375%, 07/15/2016	750,000	856,585
5.240%, 08/07/2018	805,000	859,432
		5,680,875

TOTAL U.S. GOVERNMENT AGENCY
(cost $17,613,445)		$18,989,731

U.S. TREASURY NOTES (19.7%)
3.625%, 01/15/2010	650,000	665,870
6.500%, 02/15/2010	750,000	788,672
3.875%, 05/15/2010	500,000	518,750
2.875%, 06/30/2010	2,400,000	2,467,690
4.875%, 04/30/2011	2,300,000	2,493,166
4.500%, 03/31/2012	1,000,000	1,098,594
4.625%, 07/31/2012	750,000	832,208
3.125%, 04/30/2013	2,000,000	2,140,782
3.500%, 05/31/2013	1,125,000	1,220,362
4.250%, 08/15/2013	1,250,000	1,400,977
4.000%, 02/15/2014	1,300,000	1,446,758
4.750%, 05/15/2014	1,250,000	1,443,751
4.250%, 11/15/2014	1,300,000	1,475,907
4.000%, 02/15/2015	1,000,000	1,118,907
4.250%, 08/15/2015	750,000	854,766
4.500%, 02/15/2016	1,300,000	1,500,282
4.625%, 11/15/2016	250,000	290,000

TOTAL U.S. TREASURY NOTES
(cost $20,054,510)		$21,757,442

TOTAL DEBT SECURITIES
(cost $102,861,807)		$103,118,831

SHORT-TERM INVESTMENTS (5.6%)

MONEY MARKET MUTUAL FUNDS (5.6%)
BlackRock Liquidity Funds -
TempFund - Dollar Shares	2,646,094	$2,646,094
First American Prime
Obligations Fund	3,613,322	3,613,322

TOTAL SHORT-TERM INVESTMENTS
(cost $6,259,416)		$6,259,416

TOTAL INVESTMENTS (98.9%)
(cost $109,121,223)		$109,378,247

OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)		1,256,439
NET ASSETS (100.0%)		$110,634,686

*Variable rate security.

The accompanying notes are an integral part of these financial statements.

P / 25

Statements of Assets and Liabilities

Rainier Funds
March 31, 2009

	LARGE CAP EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO	SMALL/MID CAP EQUITY PORTFOLIO
ASSETS
Investments in securities, at cost (Note 2)	$1,282,314,096	$553,986,453	$2,982,183,410
Investments in securities, at value (Note 2)	$1,136,389,543	$478,619,615	$2,485,138,090
Cash	–	–	9,120
Receivables
Investment securities sold	24,444,893	5,216,879	21,411,052
Dividends and interest	1,618,440	810,169	3,449,821
Fund shares sold	7,236,596	1,175,472	5,074,372
Due from Investment Advisor	–	–	–
Prepaid expenses	67,526	37,118	77,345
Total assets	1,169,756,998	485,859,253	2,515,159,800

LIABILITIES
Payables
Investment securities purchased	34,616,371	2,299,446	18,563,374
Fund shares redeemed	4,230,842	611,707	2,696,542
Distributions to shareholders	–	–	–
Due to Investment Advisor (Note 3)	675,377	328,457	1,682,572
Due under Distribution Plan – Original Shares (Note 7)	119,011	59,680	295,689
Accrued expenses	180,583	140,547	359,061
Deferred trustees compensation (Note 3)	121,796	16,278	221,799
Total liabilities	39,943,980	3,456,115	23,819,037
Net assets	$1,129,813,018	$482,403,138	$2,491,340,763

COMPONENTS OF NET ASSETS
Paid-in capital	$1,683,598,327	$891,138,708	$4,612,013,195
Accumulated undistributed net investment income (loss)	6,591,425	152,863	440,314
Accumulated undistributed net realized loss on investments	(414,452,181)	(333,521,595)	(1,624,067,426)
Net unrealized appreciation (depreciation) on investments	(145,924,553)	(75,366,838)	(497,045,320)
Net assets	$1,129,813,018	$482,403,138	$2,491,340,763

Original Shares
Net assets applicable to shares outstanding	$597,376,379	$299,006,892	$1,492,016,958
Shares outstanding	36,859,955	13,335,156	79,897,248
Net asset value, offering and redemption price per share	$16.21	$22.42	$18.67
Institutional Shares
Net assets applicable to shares outstanding	$532,436,639	$183,396,246	$999,323,805
Shares outstanding	32,688,776	8,110,183	52,466,229
Net asset value, offering and redemption price per share	$16.29	$22.61	$19.05

P / 26

	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO
ASSETS
Investments in securities, at cost (Note 2)	$68,044,157	$109,121,223
Investments in securities, at value (Note 2)	$64,412,728	$109,378,247
Cash	–	–
Receivables
Investment securities sold	889,844	–
Dividends and interest	369,039	1,290,182
Fund shares sold	345,278	462,752
Due from Investment Advisor	–	–
Prepaid expenses	18,581	12,621
Total assets	66,035,470	111,143,802

LIABILITIES
Payables
Investment securities purchased	339,128	–
Fund shares redeemed	25,591	12,265
Distributions to shareholders	335,164	411,339
Due to Investment Advisor (Note 3)	37,751	33,743
Due under Distribution Plan – Original Shares (Note 7)	8,649	9,205
Accrued expenses	14,799	18,506
Deferred trustees compensation (Note 3)	31,974	24,058
Total liabilities	793,056	509,116
Net assets	$65,242,414	$110,634,686

COMPONENTS OF NET ASSETS
Paid-in capital	$82,623,688	$113,125,547
Accumulated undistributed net investment income (loss)	(7,701)	(2,972)
Accumulated undistributed net realized loss on investments	(13,742,144)	(2,744,913)
Net unrealized appreciation (depreciation) on investments	(3,631,429)	257,024
Net assets	$65,242,414	$110,634,686

Original Shares
Net assets applicable to shares outstanding	$41,872,944	$110,634,686
Shares outstanding	3,726,110	8,974,158
Net asset value, offering and redemption price per share	$11.24	$12.33
Institutional Shares
Net assets applicable to shares outstanding	$23,369,470	–
Shares outstanding	2,067,255	–
Net asset value, offering and redemption price per share	$11.30	–

The accompanying notes are an integral part of these financial statements.

P / 27

Statements of Operations

Rainier Funds
March 31, 2009

	LARGE CAP EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO	SMALL/MID CAP EQUITY PORTFOLIO
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $411,542, $8,357, $7,528, $17,653, and $0, respectively	$18,170,946	$6,977,577	$32,843,081
Interest	764,975	342,131	818,019
Total income	18,935,921	7,319,708	33,661,100

Expenses
Investment advisory fees (Note 3)	8,753,954	5,335,743	32,684,030
Distribution fees – Original Shares (Note 7)	1,604,643	940,163	5,831,291
Administration fees* (Note 3)	540,031	404,812	1,761,052
Reports to shareholders	119,364	215,103	247,796
Registration expense	88,967	66,040	91,883
Audit fees	22,929	16,685	66,570
Trustee fees	(40,896)	12,180	(44,437)
Legal fees	12,929	6,416	41,534
Miscellaneous expense	83,844	46,455	192,245
Total expenses	11,185,765	7,043,597	40,871,964
Less: fees waived and expenses absorbed (Note 3)	–	–	–
Net expenses	11,185,765	7,043,597	40,871,964
Net investment income (loss)	7,750,156	276,111	(7,210,864)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(403,628,190)	(325,365,014)	(1,445,673,454)
Net change in unrealized depreciation on investments	(232,262,760)	(62,232,753)	(703,085,646)
Net loss on investments	(635,890,950)	(387,597,767)	(2,148,759,100)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($628,140,794)	($387,321,656)	($2,155,969,964)

* Includes administrator, transfer agent, fund accounting and custody fees.

P / 28

	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $411,542, $8,357, $7,528, $17,653, and $0, respectively	$761,920	$ –
Interest	1,542,767	4,957,230
Total income	2,304,687	4,957,230

Expenses
Investment advisory fees (Note 3)	559,754	530,989
Distribution fees – Original Shares (Note 7)	143,356	106,198
Administration fees* (Note 3)	31,778	45,511
Reports to shareholders	2,387	850
Registration expense	32,725	25,579
Audit fees	6,163	6,693
Trustee fees	(10,651)	(5,609)
Legal fees	736	777
Miscellaneous expense	4,569	4,350
Total expenses	770,817	715,338
Less: fees waived and expenses absorbed (Note 3)	–	(131,609)
Net expenses	770,817	583,729
Net investment income (loss)	1,533,870	4,373,501

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(13,257,109)	(1,382,861)
Net change in unrealized depreciation on investments	(12,811,648)	(1,983,572)
Net loss on investments	(26,068,757)	(3,366,433)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($24,534,887)	$1,007,068

The accompanying notes are an integral part of these financial statements.

P / 29

Statements of Changes in Net Assets

Rainier Funds
March 31, 2009

Fiscal year ending March 31,	LARGE CAP EQUITY PORTFOLIO 2009	LARGE CAP EQUITY PORTFOLIO 2008	MID CAP EQUITY PORTFOLIO 2009	MID CAP EQUITY PORTFOLIO 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income gain (loss)	$7,750,156	$3,653,977	$276,111	($1,376,873)
Net realized gain (loss) on investments	(403,628,190)	43,232,794	(325,365,014)	8,900,646
Net change in unrealized appreciation (depreciation) on investments	(232,262,760)	(41,653,862)	(62,232,753)	(26,939,398)
Increase (decrease) in net assets resulting from operations	(628,140,794)	5,232,909	(387,321,656)	(19,415,625)
Distributions to shareholders
From net investment income
Original shares	(613,840)	(2,370,226)	–	–
Institutional shares	(1,869,620)	(2,291,316)	–	–
From net realized gain on investments sold
Original shares	(2,742,478)	(45,124,678)	(34,252)	(10,326,502)
Institutional shares	(2,254,941)	(28,756,659)	(20,698)	(8,014,151)
From return of capital
Original shares	–	–	–	(115,800)
Institutional shares	–	–	–	(89,869)
Decrease in net assets from distributions	(7,480,879)	(78,542,879)	(54,950)	(18,546,322)
Capital share transactions
Proceeds from shares sold
Original shares	670,093,152	320,976,920	373,989,073	447,281,279
Institutional shares	520,379,455	232,929,412	131,592,053	206,648,437
Proceeds from shares reinvested
Original shares	3,196,585	46,085,461	34,033	10,388,237
Institutional shares	3,524,893	23,982,846	19,744	7,691,609
Cost of shares redeemed
Original shares	(382,686,751)	(106,802,549)	(168,327,282)	(169,865,415)
Institutional shares	(142,175,374)	(49,509,389)	(91,397,806)	(36,053,618)
Net increase from capital share transactions	672,331,960	467,662,701	245,909,815	466,090,529
Net increase (decrease) in net assets	36,710,287	394,352,731	(141,466,791)	428,128,582

NET ASSETS
Beginning of year	1,093,102,731	698,750,000	623,869,929	195,741,347
End of year	$1,129,813,018	$1,093,102,731	$482,403,138	$623,869,929
Undistributed net investment income	$6,593,777	$1,327,081	$295,407	$14,043

Original Shares
Shares sold	33,362,209	10,521,035	10,876,270	10,408,153
Shares issued on reinvestment of distributions	179,483	1,576,110	1,458	243,970
Shares redeemed	(20,089,022)	(3,592,500)	(6,196,695)	(4,069,371)
Net increase in shares outstanding	13,452,670	8,504,645	4,681,033	6,582,752

Institutional Shares
Shares sold	23,332,831	7,797,943	4,507,698	4,775,445
Shares issued on reinvestment of distributions	197,031	816,576	839	179,710
Shares redeemed	(7,424,253)	(1,635,092)	(3,522,608)	(852,646)
Net increase in shares outstanding	16,105,609	6,979,427	985,929	4,102,509

The accompanying notes are an integral part of these financial statements.

P / 30

Fiscal year ending March 31,	SMALL/MID CAP EQUITY PORTFOLIO 2009	SMALL/MID CAP EQUITY PORTFOLIO 2008	BALANCED PORTFOLIO 2009	BALANCED PORTFOLIO 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income gain (loss)	($7,210,864)	($23,620,233)	$1,533,870	$1,686,551
Net realized gain (loss) on investments	(1,445,673,454)	363,975,478	(13,257,109)	7,695,986
Net change in unrealized appreciation (depreciation) on investments	(703,085,646)	(503,081,929)	(12,811,648)	(5,014,903)
Increase (decrease) in net assets resulting from operations	(2,155,969,964)	(162,726,684)	(24,534,887)	4,367,634
Distributions to shareholders
From net investment income
Original shares	–	–	(1,060,173)	(1,199,347)
Institutional shares	–	–	(471,552)	(461,387)
From net realized gain on investments sold
Original shares	(360,249)	(405,039,935)	(1,226,306)	(8,712,297)
Institutional shares	(238,007)	(221,439,304)	(421,371)	(2,893,261)
From return of capital
Original shares	–	(2,207,090)	–	–
Institutional shares	–	(1,206,638)	–	–
Decrease in net assets from distributions	(598,256)	(629,892,967)	(3,179,402)	(13,266,292)
Capital share transactions
Proceeds from shares sold
Original shares	394,452,504	916,333,248	9,332,642	10,030,840
Institutional shares	406,091,363	733,729,470	9,503,335	2,166,374
Proceeds from shares reinvested
Original shares	354,679	398,751,302	2,281,815	9,888,497
Institutional shares	226,575	205,100,491	892,923	3,354,649
Cost of shares redeemed
Original shares	(615,339,617)	(735,630,153)	(22,142,136)	(13,732,755)
Institutional shares	(376,002,726)	(360,388,938)	(4,493,860)	(3,151,963)
Net increase from capital share transactions	(190,217,222)	1,157,895,420	(4,625,281)	8,555,642
Net increase (decrease) in net assets	(2,346,785,442)	365,275,769	(32,339,570)	(343,016)

NET ASSETS
Beginning of year	4,838,126,205	4,472,850,436	97,581,984	97,925,000
End of year	$2,491,340,763	$4,838,126,205	$65,242,414	$97,581,984
Undistributed net investment income (loss)	($5,699,637)	($81,204)	($8,768)	($10,913)

Original Shares
Shares sold	15,189,245	21,877,753	716,704	553,101
Shares issued on reinvestment of distributions	18,059	10,582,572	183,249	584,691
Shares redeemed	(24,109,102)	(18,706,915)	(1,652,665)	(765,972)
Net increase (decrease) in shares outstanding	(8,901,798)	13,753,410	(752,712)	371,820

Institutional Shares
Shares sold	15,462,391	17,937,267	783,016	119,123
Shares issued on reinvestment of distributions	11,318	5,353,706	71,314	197,080
Shares redeemed	(15,957,422)	(9,015,229)	(330,081)	(171,050)
Net increase (decrease) in shares outstanding	(483,713)	14,275,744	524,249	145,153

The accompanying notes are an integral part of these financial statements.

P / 31

Statements of Changes in Net Assets

Rainier Funds
March 31, 2009

Fiscal year ending March 31,	INTERMEDIATE FIXED INCOME PORTFOLIO 2009	INTERMEDIATE FIXED INCOME PORTFOLIO 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$4,373,501	$3,371,241
Net realized gain (loss) on investments	(1,382,861)	(553,167)
Net change in unrealized appreciation (depreciation) on investments	(1,983,572)	2,476,193
Increase in net assets resulting from operations	1,007,068	5,294,267
Distributions to shareholders
From net investment income (loss)
Original shares	(4,379,282)	(3,371,727)
From net realized gain on investments sold
Original shares	–	–
Decrease in net assets from distributions	(4,379,282)	(3,371,727)

Capital share transactions
Proceeds from shares sold
Original shares	22,860,211	40,643,466
Proceeds from shares reinvested
Original shares	4,300,707	3,286,179
Cost of shares redeemed
Original shares	(16,458,107)	(9,871,045)
Net increase from capital share transactions	10,702,811	34,058,600
Net increase in net assets	7,330,597	35,981,140

NET ASSETS
Beginning of year	103,304,089	67,322,949
End of year	110,634,686	103,304,089
Undistributed net investment income (loss)	($16,127)	($10,346)

Original Shares
Shares sold	1,841,468	3,216,280
Shares issued on reinvestment
of distributions	349,876	263,478
Shares redeemed	(1,347,066)	(789,063)
Net increase in shares outstanding	844,278	2,690,695

The accompanying notes are an integral part of these financial statements.

P / 32

Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the past five years and since inception for the Mid Cap Equity Portfolio’s Original and Institutional Shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Funds
For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$27.27	$28.46	$28.00	$23.99	$22.23
Income from investment operations
Net investment income	0.09	0.09 *	0.08 *	0.07	0.12
Net realized and unrealized gain (loss) on investments	(11.05)	1.08	2.49	4.06	1.66
Total from investment operations	(10.96)	1.17	2.57	4.13	1.78
Less distributions
From net investment income	(0.02)	(0.12)	(0.07)	(0.12)	(0.02)
From net realized gain	(0.08)	(2.24)	(2.04)	–	–
Total distributions	(0.10)	(2.36)	(2.11)	(0.12)	(0.02)
Net asset value, end of year	$16.21	$27.27	$28.46	$28.00	$23.99
Total return	(40.22%)	3.57%	9.26%	17.23%	8.00%
Ratios/supplemental data
Net assets, end of year (millions)	$597.4	$638.4	$424.2	$413.6	$359.7
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.07%	1.07%	1.07%	1.13%	1.14%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.55%	0.30%	0.29%	0.25%	0.48%
Portfolio turnover rate	108.26%	86.61%	85.85%	71.30%	81.71%
*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

P / 33

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the period

MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2009	2008	2007	12/27/05+ 2006		2005
Net asset value, beginning of period	$39.43	$38.36	$33.47	$30.00		–
Income from investment operations
Net investment income (loss)	(0.00)	(0.16)*	(0.08)*	0.00		–
Net realized and unrealized gain (loss) on investments	(17.01)	2.48	5.06	3.47		–
Total from investment operations	(17.01)	2.32	4.98	3.47		–
Less distributions
From net investment income	–	–	–	–		–
From net realized gain	(0.00)**	(1.24)	(0.09)	–		–
From return of capital	–	(0.01)	–	–		–
Total distributions	(0.00)**	(1.25)	(0.09)	–		–
Net asset value, end of period	$22.42	$39.43	$38.36	$33.47		–
Total return	(43.13%)	5.81%	14.90%	11.57	%†	–
Ratios/supplemental data
Net assets, end of period (millions)	$299.0	$341.3	$79.5	$0.48		–
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	1.22%	1.19%	1.28%	5.37	%‡	–
After fees waived and expenses absorbed or recouped	n/a	n/a	1.32%	1.35	%‡	–
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed or recouped	(0.05%)	(0.38%)	(0.22%)	(0.38	%)‡	–
Portfolio turnover rate	138.59%	111.93%	92.76%	35.86	%†	–

+Inception date December 27, 2005

*Computed using the average shares method.
**Amount is less than $0.01 per share.
†Not annualized.
‡Annualized.

The accompanying notes are an integral part of these financial statements.

P / 34

Rainier Funds
For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$33.91	$39.16	$37.78	$29.02	$26.93
Income from investment operations
Net investment loss	(0.08)	(0.20)	(0.14)	(0.12)*	(0.06)
Net realized and unrealized gain (loss) on investments	(15.16)	(0.09)	2.88	9.87	3.20
Total from investment operations	(15.24)	(0.29)	2.74	9.75	3.14
Less distributions
From net investment income	–	–	–	–	–
From net realized gain	(0.00)**	(4.93)	(1.36)	(0.99)	(1.05)
From return of capital	–	(0.03)	–	–	–
Total distributions	(0.00)**	(4.96)	(1.36)	(0.99)	(1.05)
Net asset value, end of year	$18.67	$33.91	$39.16	$37.78	$29.02
Total return	(44.93%)	(2.01%)	7.45%	34.04%	11.71%
Ratios/supplemental data
Net assets, end of period (millions)	$1,492.0	$3,011.3	$2,938.8	$2,322.8	$651.8
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.16%	1.16%	1.18%	1.21%	1.25%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.29%)	(0.53%)	(0.40%)	(0.38%)	(0.40%)
Portfolio turnover rate	126.86%	107.61%	91.93%	94.10%	114.78%

*Computed using the average shares method.
**Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

P / 35

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

BALANCED PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$16.18	$17.77	$17.94	$17.03	$16.54
Income from investment operations
Net investment income	0.26	0.29	0.27	0.22	0.22
Net realized and unrealized gain (loss) on investments	(4.64)	0.57	1.14	1.66	0.49
Total from investment operations	(4.38)	0.86	1.41	1.88	0.71
Less distributions
From net investment income	(0.26)	(0.29)	(0.28)	(0.22)	(0.22)
From net realized gain	(0.30)	(2.16)	(1.30)	(0.75)	–
Total distributions	(0.56)	(2.45)	(1.58)	(0.97)	(0.22)
Net asset value, end of year	$11.24	$16.18	$17.77	$17.94	$17.03
Total return	(27.35%)	4.38%	8.00%	11.19%	4.32%
Ratios/supplemental data
Net assets, end of year (millions)	$41.9	$72.5	$73.0	$100.4	$105.2
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	1.03%	1.05%	1.06%	1.18%	1.21%
After fees waived and expenses absorbed or recouped	n/a	n/a	1.08%	1.19%	1.19%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.85%	1.60%	1.48%	1.22%	1.27%
Portfolio turnover rate	84.85%	68.22%	73.27%	63.77%	68.55%

The accompanying notes are an integral part of these financial statements.

P / 36

Rainier Funds
For a capital share outstanding throughout the year

INTERMEDIATE FIXED INCOME PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.71	$12.38	$12.18	$12.45	$13.10
Income from investment operations
Net investment income	0.51	0.54	0.51	0.46	0.43
Net realized and unrealized gain (loss) on investments	(0.38)	0.33	0.20	(0.27)	(0.56)
Total from investment operations	0.13	0.87	0.71	0.19	(0.13)
Less distributions
From net investment income	(0.51)	(0.54)	(0.51)	(0.46)	(0.43)
From net realized gain	–	–	–	–	(0.09)
Total distributions	(0.51)	(0.54)	(0.51)	(0.46)	(0.52)
Net asset value, end of year	$12.33	$12.71	$12.38	$12.18	$12.45
Total return	1.11%	7.19%	5.91%	1.56%	(1.02%)
Ratios/supplemental data
Net assets, end of year (millions)	$110.6	$103.3	$67.3	$52.6	$57.7
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.67%	0.69%	0.73%	0.86%	0.87%
After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	4.12%	4.38%	4.20%	3.69%	3.35%
Portfolio turnover rate	19.84%	36.87%	42.97%	43.45%	53.85%

The accompanying notes are an integral part of these financial statements.

P / 37

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$27.42	$28.59	$28.05	$24.04	$22.26
Income from investment operations
Net investment income	0.12	0.17 *	0.16 *	0.14	0.17
Net realized and unrealized gain (loss) on investments	(11.10)	1.09	2.52	4.05	1.68
Total from investment operations	(10.98)	1.26	2.68	4.19	1.85
Less distributions
From net investment income	(0.07)	(0.18)	(0.10)	(0.18)	(0.07)
From net realized gain	(0.08)	(2.25)	(2.04)	–	–
Total distributions	(0.15)	(2.43)	(2.14)	(0.18)	(0.07)
Net asset value, end of year	$16.29	$27.42	$28.59	$28.05	$24.04
Total return	(40.09%)	3.83%	9.61%	17.47%	8.33%
Ratios/supplemental data
Net assets, end of year (millions)	$532.4	$454.7	$274.6	$197.8	$163.5
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.82%	0.82%	0.82%	0.88%	0.89%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.80%	0.55%	0.56%	0.50%	0.74%
Portfolio turnover rate	108.26%	86.61%	85.85%	71.30%	81.71%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

P / 38

Rainier Funds
For a capital share outstanding throughout the period

MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,
	2009	2008	2007	12/27/05+ 2006		2005
Net asset value, beginning of period	$39.67	$38.48	$33.49	$30.00		–
Income from investment operations
Net investment loss	0.06	(0.05)*	0.01 *	0.00		–
Net realized and unrealized gain (loss) on investments	(17.12)	2.49	5.07	3.49		–
Total from investment operations	(17.06)	2.44	5.08	3.49		–
Less distributions
From net investment income	–	–	–	–		–
From net realized gain	(0.00)**	(1.24)	(0.09)	–		–
From return of capital	–	(0.01)	–	–		–
Total distributions	(0.00)**	(1.25)	(0.09)	–		–
Net asset value, end of period	$22.61	$39.67	$38.48	$33.49		–
Total return	(43.00%)	6.10%	15.19%	11.63	%†	–
Ratios/supplemental data
Net assets, end of period (millions)	$183.4	$282.6	$116.3	$3.4		–
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	0.97%	0.94%	1.03%	5.14	%‡	–
After fees waived and expenses absorbed or recouped	n/a	n/a	1.07%	1.10	%‡	–
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed or recouped	0.20%	(0.13%)	0.02%	(0.12	%)‡	–
Portfolio turnover rate	138.59%	111.93%	92.76%	35.86	%†	–

+Inception date December 27, 2005

*Computed using the average shares method.
**Amount is less than $0.01 per share.
†Not annualized.
‡Annualized.

The accompanying notes are an integral part of these financial statements.

P / 39

Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$34.50	$39.67	$38.15	$29.23	$27.05
Income from investment operations
Net investment loss	(0.01)	(0.09)	(0.04)	(0.04)*	(0.02)
Net realized and unrealized gain (loss) on investments	(15.44)	(0.12)	2.92	9.95	3.25
Total from investment operations	(15.45)	(0.21)	2.88	9.91	3.23
Less distributions
From net investment income	–	–	–	–	–
From net realized gain	(0.00)**	(4.93)	(0.09)	–	–
From return of capital	–	(0.03)	–	–	–
Total distributions	(0.00)**	(4.96)	(1.36)	(0.99)	(1.05)
Net asset value, end of year	$19.05	$34.50	$39.67	$38.15	$29.23
Total return	(44.77%)	(1.78%)	7.75%	34.34%	11.99%
Ratios/supplemental data
Net assets, end of year (millions)	$999.3	$1,826.9	$1,534.1	$839.7	$239.9
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.91%	0.91%	0.93%	0.96%	1.00%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	(0.04%)	(0.28%)	(0.13%)	(0.13%)	(0.13%)
Portfolio turnover rate	126.86%	107.61%	91.93%	94.10%	114.78%

*Computed using the average shares method.
**Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

P / 40

Rainier Funds
For a capital share outstanding throughout the year

BALANCED PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$16.27	$17.86	$18.03	$17.11	$16.62
Income from investment operations
Net investment income	0.30	0.34	0.32	0.26	0.26
Net realized and unrealized gain (loss) on investments	(4.67)	0.56	1.13	1.68	0.49
Total from investment operations	(4.37)	0.90	1.45	1.94	0.75
Less distributions
From net investment income	(0.30)	(0.33)	(0.32)	(0.27)	(0.26)
From net realized gain	(0.30)	(2.16)	(1.30)	(0.75)	–
Total distributions	(0.60)	(2.49)	(1.62)	(1.02)	(0.26)
Net asset value, end of year	$11.30	$16.27	$17.86	$18.03	$17.11
Total return	(27.20%)	4.61%	8.24%	11.46%	4.57%
Ratios/supplemental data
Net assets, end of year (millions)	$23.4	$25.1	$25.0	$22.9	$12.9
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	0.78%	0.80%	0.81%	0.93%	0.96%
After fees waived and expenses absorbed or recouped	n/a	n/a	0.83%	0.94%	0.94%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	2.10%	1.85%	1.75%	1.50%	1.54%
Portfolio turnover rate	84.85%	68.22%	73.27%	63.77%	68.55%

The accompanying notes are an integral part of these financial statements.

P / 41

Notes to Financial Statements

Rainier Funds
March 31, 2009

NOTE 1. ORGANIZATION
Rainier Investment Management Mutual Funds (d.b.a. Rainier Funds) (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of six separate series of portfolios, five of which are included herein and include the: Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, Balanced Portfolio and Intermediate Fixed Income Portfolio (each a “Fund” and collectively the “Funds”).

The Large Cap Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio seek to maximize long-term capital appreciation. The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Portfolio seeks to provide investors with current income.

Each Fund (except the Intermediate Fixed Income Portfolio) offers two classes of shares: Original Shares and Institutional Shares. The Original and Institutional class in each Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 7. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to Security Valuation Procedures that the Board has adopted. The Board will approve, monitor and review the valuation decisions and policies made by the Advisor.

Pursuant to Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Funds price their securities as follows: All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on an exchange. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Equity securities not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Debt securities are valued by an independent pricing service using various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Debt securities and short-term investments with 60 days or less to maturity are valued at amortized cost. Investments in other open-end mutual funds are valued at their stated net asset value.

Securities for which no market quotations are readily available are valued at fair value as determined in good faith by the Advisor in accordance with the procedures adopted by the Board of Trustees of the Trust. In accordance with these procedures, the Advisor’s Pricing Committee determines the fair value of a security based on all relevant information including quotations from brokers, prices of securities with similar characteristics, market conditions and other criteria as dictated in the Security Valuation Policy. As of March 31, 2009, there were no securities fair valued by the Advisor’s Pricing Committee in accordance with the Board approved procedures. See Note 5.

P / 42

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the period ended March 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. As of March 31, 2009, open tax years subject to examination included the tax years ended March 31, 2005, through 2009.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

NOTE 3. COMMITMENTS, OTHER RELATED-PARTY TRANSACTIONS AND OTHER AGREEMENTS
A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Advisor”). Under the terms of the agreement, the Trust will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Portfolio	0.75%
Mid Cap Equity Portfolio	0.85%
Small/Mid Cap Equity Portfolio	0.85%
Balanced Portfolio	0.70%
Intermediate Fixed Income Portfolio	0.50%

B) Fee and Expense Waivers. Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the advisory fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio’s average annual net assets.

Although not required to do so, the Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels:

Large Cap Equity	1.04%
Mid Cap Equity	1.10%
Small/Mid Cap Equity	1.23%
Balanced	0.94%
Intermediate Fixed Income	0.45%

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement.

These percentages are based on the average daily net assets of the Funds and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by the Funds or Investment Advisor with 60 days’ written notice.

P / 43

Notes to Financial Statements

Rainier Funds
March 31, 2009

Expenses reimbursed by the Investment Advisor may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement, and is subject to each Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At March 31, 2009, the amounts available for recoupment that have been paid and/or waived by the Advisor on behalf of the Funds are as follows:

Intermediate Fixed Income	$347,273

The Advisor may recapture a portion of the following amounts no later than March 31 of the years stated below:

Intermediate Fixed Income
2010	$103,971
2011	$110,150
2012	$131,609

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), and U.S. Bank, N.A. USBFS serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The Funds will be subject to an annual minimum fee of $650,000, with annual minimum of $25,000 per fund.

D) Other Related Parties. Certain officers and trustees of the Funds are also officers and/or directors of the Investment Advisor. Independent trustees are compensated by the Trust at the total rate of $38,000 per year plus $3,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each independent trustee is $50,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for independent trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments as provided for in the Compensation Plan. If a trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4. INVESTMENT TRANSACTIONS
The aggregate security purchases and sales, other than short-term obligations and U.S. government securities, for the year ended March 31, 2009, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$1,934,907,171	$1,232,934,277
Mid Cap Equity	$1,098,460,730	$856,173,069
Small/Mid Cap Equity	$4,880,727,373	$5,097,817,236
Balanced	$64,221,415	$68,163,436
Intermediate Fixed Income	$17,603,471	$17,663,991

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $2,962,006 and $13,177,841 and sold $5,779,487 and $2,707,360, respectively, of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio.

P / 44

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS
The Funds adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” (“SFAS 157”) on April 1, 2008. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following tables provide the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of March 31, 2009. These assets are measured on a recurring basis.

Fund	3/31/2009	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Large Cap Equity Portfolio	$1,136,389,543	$1,136,389,543	–	–
Mid Cap Equity Portfolio	$478,619,615	$478,619,615	–	–
Small/Mid Cap Equity Portfolio	$2,485,138,090	$2,485,138,090	–	–
Balanced Portfolio	$64,412,728	$39,884,351	$24,528,377	–
Intermediate Fixed Income Portfolio	$109,378,247	$6,259,416	$103,118,831	–

NOTE 6. INCOME TAXES
As of March 31, 2009, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
Cost of investments for tax purposes	$1,332,776,835	$589,927,099	$3,109,367,013	$69,501,003	$109,121,223
Gross tax unrealized appreciation	54,017,393	23,620,728	152,382,557	3,881,721	3,878,990
Gross tax unrealized depreciation	(250,404,685)	(134,928,215)	(776,611,478)	(8,969,997)	(3,581,967)
Net tax unrealized appreciation (depreciation)on investments	(196,387,292)	(111,307,487)	(624,228,921)	(5,088,276)	257,023
Undistributed ordinary income	$6,730,003	$163,279	–	$360,053	$432,425
Undistributed long-term capital gains	–	–	–	–	–
Other accumulated gains (losses)	($364,128,020)	($297,591,362)	($1,496,443,511)	($12,653,051)	($3,180,310)
Total accumulated earnings (losses)	($553,785,309)	($408,735,570)	($2,120,672,432)	($17,381,274)	($2,490,862)

P / 45

Notes to Financial Statements

Rainier Funds
March 31, 2009

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses, reclassifications of paydown gains and losses on mortgage and asset-backed securities and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2009, the following table shows the reclassifications made:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Large Cap Equity	–	($2,352)	$2,352
Mid Cap Equity	–	(137,291)	137,291
Small/Mid Cap Equity	($8,495,352)	7,732,382	762,970
Balanced	–	1,067	(1,067)
Intermediate Fixed Income	–	13,155	(13,155)

As of March 31, 2009, the Funds had post-October losses and capital loss carryovers as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
2014	–	–	–	–	$53,459
2015	–	–	–	–	$674,821
2016	–	–	–	–	$114,995
2017	$92,116,388	$81,469,270	$418,897,910	$2,592,789	$573,353
Total	$92,116,388	$81,469,270	$418,897,910	$2,592,789	$1,416,628
Post-October Losses	$271,446,380	$215,824,128	$1,059,613,178	$9,678,401	$1,328,285

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the years ended March 31, 2008 and March 31, 2009 are as follows:

	Year ended March 31, 2009			Year ended March 31, 2008
	Ordinary Income	Long-term Capital Gain	Excise Distribution Requirement	Ordinary Income	Long-term Capital Gain	Return of Capital
Large Cap Equity	$2,652,200	$4,828,679	–	$28,370,002	$50,172,877	–
Mid Cap Equity	$54,947	–	–	$17,417,345	$923,308	$205,669
Small/Mid Cap Equity	–	–	$598,258	$253,957,932	$372,521,307	$3,413,728
Balanced	$1,532,230	$1,647,172	–	$4,265,055	$9,001,237	–
Intermediate Fixed Income	$4,379,282	–	–	$3,371,727	–	–

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2009.

P / 46

NOTE 7. DISTRIBUTION PLAN
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund’s Original Shares’ average daily net assets, except for the Intermediate Fixed Income Portfolio, which is 0.10% of the Fund’s average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. The Institutional Shares of the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio and Balanced Portfolio do not pay any distribution fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Advisor out of the distribution fees received under the Plan and may be paid out of the Investment Advisor’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

NOTE 8. ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management currently does not expect the impact of the adoption of SFAS 161 to have a material impact on the Funds’ financial statements and related disclosures.

P / 47

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
of Rainier Investment Management Mutual Funds::

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (the “Funds”) comprising the Large Cap Equity, Mid Cap Equity, Small/Mid Cap Equity, Balanced and Intermediate Fixed Income Portfolios as of March 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in total net assets of the Portfolios, for the year ended March 31, 2008 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated May 20, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2009 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Rainier Investment Management Mutual Funds as of March 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for year then ended, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California
May 18, 2009

P / 48

Other Information

Rainier Funds
March 31, 2009 (Unaudited)

TAX INFORMATION
The percentage of dividend income distributed for the year ended March 31, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Portfolio 72.57%, Mid Cap Equity Portfolio 100.00%, Small/Mid Cap Equity Portfolio 100.00% and Balanced Portfolio 46.28%.

The percentage of dividend income distributed for the year ended March 31, 2009, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Portfolio 65.80%, Mid Cap Equity Portfolio 100.00%, Small/Mid Cap Equity Portfolio 100.00% and Balanced Portfolio 40.60%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C), is as follows: Large Cap Equity Portfolio 6.35%.

For the year ended March 31, 2009, the Large Cap Equity Portfolio and the Balanced Portfolio designated $4,828,679 and $1,647,172, respectively, as long-term capital gains dividends.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Upon the recommendation of the Audit Committee, the Board, including the Independent Trustees, who are not “interested persons” of the Funds, selected Deloitte & Touche LLP to replace KPMG LLP (“KPMG”) as the Funds’ independent auditors, effective for the year ended March 31, 2009. KPMG’s report on the Funds’ financial statements for the fiscal year ended March 31, 2008 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to any uncertainty, audit scope, or accounting principles. During the year ended March 31, 2008 (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of disagreements in connection with its report on the Funds’ financial statements for such year, and (ii) there were no ‘reportable events’ of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

P / 49

Directory of Funds’ Service Providers

Rainier Funds
March 31, 2009 (Unaudited)

INVESTMENT ADVISOR	TRANSFER AGENT AND FUND ACCOUNTANT
Rainier Investment Management, Inc.®	U.S. Bancorp Fund Services, LLC
601 Union Street, Suite 2801	615 East Michigan Street
Seattle, WA 98101	Milwaukee, WI 53202

DISTRIBUTOR	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Quasar Distributors, LLC	Deloitte & Touche LLP
615 East Michigan Street	695 Town Center Drive, Suite 1200
Milwaukee, WI 53202	Costa Mesa, CA 92626

ADMINISTRATOR	LEGAL COUNSEL
U.S. Bancorp Fund Services, LLC	Paul, Hastings, Janofsky & Walker LLP
2020 East Financial Way, Suite 100	55 Second Street, 24th Floor
Glendora, CA 91741	San Francisco, CA 94105

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

P / 50

Trustee and Officer Information

Rainier Funds
March 31, 2009 (Unaudited)

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by trustee, and other directorships held by trustee. The Statement of Additional Information contains additional information about Fund trustees and officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) from 2003 to present. Chief Operating Officer of Homestead Capital (nonprofit housing projects) from 2000 to 2003, 6

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995, Consultant to international companies from 1998 to present, 6

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting Emeritus at University of Washington from 1971 to present, 6

INTERESTED TRUSTEES AND OTHER OFFICERS

John W. O’Halloran*

601 Union St., Ste. 2801, Seattle, WA 98101 (1960), Trustee, Chief Executive Officer, Secretary and Treasurer, June 2008, President from June 2003 to present, January 2005, Principal of the Advisor, 6

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Principal of the Advisor

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Peter M. Musser*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Leonard P. Brennan*

601 Union St., Ste. 2801, Seattle, WA 98101 (1959), Vice President, June 2008, Managing Director of Russell Investments from 1985 to 2005, September 2005, Principal of the Advisor

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer, January 2008, Compliance Supervisor of the Advisor from 2003 to present

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

P / 51

General Information

Rainier Funds
March 31, 2009 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
You may obtain a description of the Funds’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314; on the Fund’s website at www.rainierfunds.com/; or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

Renewal of Investment Advisory Agreement

At a meeting of the Board of Trustees held on March 5, 2009, with all of the independent trustees present, the Board unanimously approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor with respect to each Fund.

In considering whether to approve the Advisory Agreement, the Board (including the independent trustees) considered and discussed a substantial amount of information prepared by the Investment Advisor at the Board’s request. This information included detailed data on performance and expenses for other investment companies with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent trustees received a memorandum discussing the legal standards applicable to their consideration of the proposed renewal. The independent trustees also discussed the proposed renewal in a private session with independent legal counsel to the independent trustees at which no representatives of the Investment Advisor or other parties were present. In reaching their determinations relating to the renewal of the Advisory Agreement with respect to each Fund, the trustees considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by the Investment Advisor

The Board reviewed the past services provided by the Investment Advisor, and the independent trustees concurred that the Investment Advisor provides high-quality advisory services. The independent trustees emphasized in this regard the continuity of portfolio management teams, consistency of the Investment Advisor’s investment discipline and approach, the high level of research, analysis and trading support provided by the Investment Advisor to those teams. The Board also viewed favorably the Investment Advisor’s and the Funds’ clean regulatory record and strong compliance culture. The recent 2009 award from Lipper, Inc. to the Funds as the best small equity fund group provided additional support for the Board’s favorable view of the Investment Advisor’s services.

Investment Performance

The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board reviewed detailed comparisons of the performance of the Funds for various periods compared to relevant securities indexes and various peer groups of mutual funds prepared by U.S. Bancorp Fund Services, LLC (which is the Funds’ administrator) using data from Lipper, Inc. On a regular quarterly basis, the Board also reviews performance of the Funds for various time periods using data from Morningstar and Lipper. The Board emphasized longer term performance records, and noted that more recent performance and market challenges should not be viewed in isolation. The Board (including the independent trustees) concluded that each Fund’s performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most important.

Costs of Services Provided and Profitability to the Investment Advisor

At the request of the trustees, the Investment Advisor provided summary information concerning the profitability

P / 52

of the Investment Advisor’s investment advisory and investment company activities and its financial condition (such as working capital reserves and liquidity). The trustees reviewed the Investment Advisor’s assumptions and methods of allocating certain costs, such as estimates of personnel costs, which constitute the Investment Advisor’s largest operating cost. The Investment Advisor stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Investment Advisor where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board noted that there have been periods of increasing and decreasing profitability for the Investment Advisor, but that the increase in the Investment Advisor’s assets and profitability in the first part of 2008 reversed in the latter part of 2008 and early 2009. The Board noted the Investment Advisor’s significant past capital and other expenses related to that prior growth and supported by past improved profitability, such as those related to trading systems, disaster recovery, customer relations management and general back-office systems. The Board recognized the Investment Advisor’s explanation that more recent market declines have reduced and will continue to reduce its profitability. The Board found no evidence of a reduction in services to the Funds despite reduced advisory revenues paid to the Investment Advisor as a result of decreased assets in the Funds. The trustees also noted the funding of adequate liquid working capital reserves and the stable financial condition of the Investment Advisor despite the difficult market environment.

The Investment Advisor presented information showing that the advisory fees charged to the Funds are within the range of fee rates charged to its other institutional advisory clients for comparable investment strategies. As part of that comparison of services provided to institutional advisory clients and the Funds, the Investment Advisor provided a summary of the higher level of services and support that is needed for the Funds compared to institutional clients managed using the same strategies. Based on those differences, the Board believes a comparison to the fees charged by the Investment Advisor to its institutional clients is of limited use.

The trustees recognized that the Investment Advisor should be entitled to earn a reasonable level of profits for the services it provides to each Fund to allow reinvestment in the business and create an incentive to continue to provide high quality services to the Funds. Based on their review, the trustees concluded that they were satisfied that the Investment Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether those fee levels reflect these economies of scale for the benefit of Fund investors. The Board realized that the advisory fees for the Funds do not have breakpoints, which could otherwise result in lower advisory fee rates as the Funds grow larger. The trustees noted that recent market conditions have reduced the size of the larger Funds, and the Investment Advisor previously closed the largest Fund (the Small/Mid Cap Equity Portfolio) to new investors for portfolio management reasons. The Board was comfortable concluding that these market conditions (and that prior closure) mean that it did not need to consider whether a fee breakpoint would be appropriate. The independent trustees did not disagree with the Investment Advisor’s assertion that the advisory fees are competitive and compare favorably to peer group fees and expenses for comparable mutual funds, in most cases ranging from slightly above the median fee rates to below the median fee rates. The Board also recognized the benefits to the Funds of the Investment Advisor’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund, particularly when the value added by the Investment Advisor is considered.

Fallout Financial Benefits

The Board (including the independent trustees) considered other actual and potential financial benefits to the Investment Advisor in concluding that the contractual advisory fees are reasonable for the Funds. The Board also accepted the Investment Advisor’s representation that the Investment Advisor’s relationship with the Funds does not present a material subsidy, if any, to the Investment Advisor’s level of profitability compared to its other investment advisory business. The Board and the independent trustees separately concluded that the renewal of the Advisory Agreement was in the best interest of the shareholders of each affected Fund.

P / 53

This page is intentionally left blank.

P / 54

This page is intentionally left blank.

P / 55

Index Descriptions

The Standard & Poor’s 500 Index® is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 to $469.0 billion as of May 31, 2008.

The Russell Midcap® Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 to $19.1 billion as of May 31, 2008.

The Russell Midcap® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 to $19.1 billion as of May 31, 2008.

The Russell 2500™ Index is an unmanaged index composed of the equities of companies ranging in value from $167 million to $6.8 billion as of May 31, 2008.

The Russell 2500™ Growth Index is an unmanaged index composed of the equities of companies ranging in value from $167 million to $6.8 billion as of May 31, 2008.

The Balanced Index is computed by the Advisor and consists of 60% S&P 500 Index, 35% Lehman U.S. Government/Credit Intermediate Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Portfolio may vary from the Balanced Index.

The Barclays Capital U.S. Intermediate Government/ Credit Intermediate Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101
TF. 800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

P / 56

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There are no “Other services” provided by the principal accountant during the last two fiscal years ended March 31, 2009 and 2008. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2009	FYE 3/31/2008
Audit Fees	$100,00	$131,500
Audit-Related Fees	None	None
Tax Fees	$15,000	$20,750
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte and Touche, LLP and KPMG LLP for the fiscal years ending March 31, 2009 and March 31, 2008, respectively, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2009	FYE 3/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2009	FYE 3/31/2008
Registrant	$15,000	$20,750
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Disclosure Controls & Procedures Committee have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 23, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rainier Investment Management Mutual Funds

By /s/ John W. O’Halloran
                            John W. O’Halloran
                            Chief Executive Officer and Treasurer

Date   June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John W. O’Halloran
                            John W. O’Halloran
                            Chief Executive Officer and Treasurer

            Date  June 4, 2009